Exhibit 99.1
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction

                           Computational Materials
                           -----------------------

                                $1,944,304,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-11




                        [LOGO OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer


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   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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   [LOGO OMITTED] Countrywide(R)
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       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                   Date: September 8, 2005

                         $1,944,304,000 (Approximate)
               CWABS Asset-Backed Certificates, Series 2005-11

                                                    $1,944,304,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2005-11

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Expected             Last
                                                                   Ratings           Scheduled
            Principal          WAL           Payment Window     (S&P/Moody's)       Distribution               Certificate
Class (1)   Amount(2)      Call/Mat (3)    (Mos) Call/Mat (3)        (4)                Date                      Type

 AF-1(5)    $283,724,000   1.00 / 1.00      1 - 22 / 1 - 22       [AAA/Aaa]           Dec 2024       Floating Rate Senior Sequential
 AF-2(5)     $40,996,000   2.00 / 2.00     22 - 26 / 22 - 26      [AAA/Aaa]           Jun 2026        Fixed Rate Senior Sequential
 AF-3(5)    $174,839,000   3.00 / 3.00     26 - 53 / 26 - 53      [AAA/Aaa]           Nov 2032        Fixed Rate Senior Sequential
 AF-4(5)     $42,758,000   5.00 / 5.00     53 - 69 / 53 - 69      [AAA/Aaa]           Mar 2034        Fixed Rate Senior Sequential
 AF-5(5)     $75,027,000   7.21 / 10.43    69 - 91 / 69 - 233     [AAA/Aaa]           Jan 2036        Fixed Rate Senior Sequential
 AF-6(5)     $83,200,000   6.32 / 6.72     37 - 91 / 37 - 231     [AAA/Aaa]           Dec 2035          Fixed Rate Senior Lockout
 MF-1(5)     $24,544,000   5.66 / 6.62     37 - 91 / 37 - 191     [AA+/Aa1]           Dec 2035            Fixed Rate Mezzanine
 MF-2(5)     $22,048,000   5.66 / 6.60     37 - 91 / 37 - 183     [AA/Aa2]            Nov 2035            Fixed Rate Mezzanine
 MF-3(5)     $13,728,000   5.66 / 6.57     37 - 91 / 37 - 175     [AA-/Aa3]           Nov 2035            Fixed Rate Mezzanine
 MF-4(5)     $12,480,000   5.66 / 6.54     37 - 91 / 37 - 168      [A+/A1]            Oct 2035            Fixed Rate Mezzanine
 MF-5(5)     $10,816,000   5.66 / 6.51     37 - 91 / 37 - 161      [A/A2]             Sep 2035            Fixed Rate Mezzanine
 MF-6(5)      $9,984,000   5.66 / 6.47     37 - 91 / 37 - 154      [A-/A3]            Sep 2035            Fixed Rate Mezzanine
 MF-7(5)      $8,736,000   5.66 / 6.41     37 - 91 / 37 - 147    [BBB+/Baa1]          Jul 2035            Fixed Rate Mezzanine
 MF-8(5)      $8,320,000   5.66 / 6.34     37 - 91 / 37 - 139    [BBB/Baa2]           Jun 2035            Fixed Rate Mezzanine
  BF(5)       $8,320,000   5.66 / 6.22     37 - 91 / 37 - 129    [BBB-/Baa3]          Apr 2035           Fixed Rate Subordinate
2-AV-1(6)   $552,682,000   2.18 / 2.28      1 - 91 / 1 - 173      [AAA/Aaa]           Feb 2036            Floating Rate Senior
3-AV-1(7)   $161,681,000   1.00 / 1.00      1 - 22 / 1 - 22       [AAA/Aaa]           Dec 2027            Floating Rate Senior
3-AV-2(7)   $125,689,000   3.00 / 3.00     22 - 83 / 22 - 83      [AAA/Aaa]           May 2035            Floating Rate Senior
3-AV-3(7)    $16,092,000   7.49 / 9.36     83 - 91 / 83 - 173     [AAA/Aaa]           Feb 2036            Floating Rate Senior
 MV-1(8)     $58,984,000   5.05 / 5.34     47 - 91 / 47 - 153     [AA+/Aa1]           Jan 2036           Floating Rate Mezzanine
 MV-2(8)     $56,064,000   4.79 / 5.06     42 - 91 / 42 - 147     [AA/Aa2]            Jan 2036           Floating Rate Mezzanine
 MV-3(8)     $25,696,000   4.68 / 4.94     41 - 91 / 41 - 139     [AA-Aa3]            Jan 2036           Floating Rate Mezzanine
 MV-4(8)     $23,944,000   4.64 / 4.89     39 - 91 / 39 - 134      [A+/A1]            Dec 2035           Floating Rate Mezzanine
 MV-5(8)     $21,608,000   4.61 / 4.84     39 - 91 / 39 - 129      [A/A2]             Dec 2035           Floating Rate Mezzanine
 MV-6(8)     $15,768,000   4.60 / 4.81     38 - 91 / 38 - 124      [A-/A3]            Dec 2035           Floating Rate Mezzanine
 MV-7(8)     $22,192,000   4.58 / 4.76     38 - 91 / 38 - 120    [BBB+/Baa1]          Nov 2035           Floating Rate Mezzanine
 MV-8(8)     $14,600,000   4.58 / 4.73     38 - 91 / 38 - 112    [BBB/Baa2]           Oct 2035           Floating Rate Mezzanine
 MV-9(8)     $15,184,000   4.56 / 4.66     37 - 91 / 37 - 106    [BBB-/Baa3]          Oct 2035           Floating Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
  BV(8)      $14,600,000                 Private Placement 144A  [BB+/-Ba1]    Private Placement 144A   Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
 Total:   $1,944,304,000
------------------------------------------------------------------------------------------------------------------------------------


     (1)  The margins on the Class 2-AV-1, Class 3-AV-1, Class 3-AV-2 and
          Class 3-AV-3 Certificates double and the margins on the Floating
          Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupons on the Class AF-5 Certificates increase by 0.50% after the Clean-up Call date.
     (2) The principal balance of each Class of Certificates is subject to a 10% variance.
     (3)  See "Pricing Prepayment Speed" below.
     (4)  Rating Agency Contacts: [James Taylor, Standard & Poors,
          212.438.6067; Earl Bandy, Moody's Investors Service, 212.553.7985].
     (5)  The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and
          Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
          Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates
          (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates
          Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
     (6) The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
     (7)  The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates
          (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
     (8)  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
          Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class BV
          Certificates (collectively, the "Floating Rate Subordinate
          Certificates" and, together with the Fixed Rate Subordinate
          Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      3

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       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


Trust:                             Asset-Backed Certificates, Series 2005-11.

Depositor:                         CWABS, Inc.

Seller:                            Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:                   Countrywide Home Loans Servicing LP.

Underwriters:                      Countrywide Securities Corporation (Lead Manager), Greenwich Capital Markets,
                                   Inc. (Co-Manager) and Morgan Stanley & Co. Incorporated (Co-Manager).

Trustee:                           The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:           The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the Class AF-1 Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:        The "Floating Rate Certificates" consist of the Class AF-1, Class 2-AV-1 and
                                   Class 3-AV Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:               Together, the Class 2-AV-1 Certificates and Class 3-AV Certificates (the "Class
                                   AV Certificates") and the Class AF Certificates are referred to herein as the
                                   "Senior Certificates."

Offered Certificates:              The Senior Certificates and the Subordinate Certificates (other than the Class
                                   BV Certificates) are together referred to herein as the "Offered Certificates"
                                   and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:          The "Non-Offered Certificates" consist of the Class BV, Class CF, Class PF,
                                   Class CV, Class PV and Class A-R Certificates. The Offered Certificates and
                                   Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:                It is anticipated that the Certificates (other than the Class A-R Certificates)
                                   will represent ownership of REMIC regular interests for tax purposes.

Registration:                      The Offered Certificates will be available in book-entry form through DTC,
                                   Clearstream and the Euroclear System.

Statistical Pool                   Calculation Date: September 1, 2005.

Cut-off Date:                      As to any Mortgage Loan, the later of September 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:             September [9], 2005.

Expected Closing Date:             September [28], 2005.

Expected Settlement Date:          September [28], 2005.

Distribution Date:                 The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 25, 2005.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      4

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       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
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Accrued Interest:                  The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from
                                   September 1, 2005 up to, but not including, the Settlement Date.

Interest Accrual Period:           The "Interest Accrual Period" for each Distribution Date with respect to the
                                   Floating Rate Certificates will be the period beginning with the previous
                                   Distribution Date (or, in the case of the first Distribution Date, the Closing
                                   Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:                 The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of
                                   ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                 The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class
                                   MV-2 and the Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:              The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original
                                   Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:          The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

[GRAPHIC OMITTED]                  [GRAPHIC OMITTED]

Mortgage Loans:                    The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                                   Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the
                                   "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                   As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,199,988,930 (the "Mortgage Loans") of which: (i) approximately $499,989,430 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or
                                   "Fixed Rate Mortgage Loans"), (ii) approximately $453,875,908 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), and (iii) approximately $246,123,592 were adjustable rate nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
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
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                                   Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the
                                   "Adjustable Rate Mortgage Loans").

Pre-Funded Amount:                 A deposit of not more than $[500,000,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date.
                                   From the Closing Date through November [12], 2005 (the "Funding Period"), the
                                   Pre-Funded Amount will be used to purchase subsequent mortgage loans (the
                                   "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the
                                   Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$832,000,000] of Group 1 Mortgage Loans, approximately
                                   [$754,000,000] of Group 2 Mortgage Loans and approximately [$414,000,000] of
                                   Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable Senior Certificates on the immediately following Distribution Date.


Pass-Through Rate:                 The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and
                                   (b) the related Net Rate Cap.

                                   Mortgage Rate: The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net                       The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                      The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                                   ---------------------------------------------------------------------------------
                                   Class
                                   ---------------------------------------------------------------------------------
                                   AF and Fixed Rate        The weighted average Adjusted Net Mortgage Rate of the
                                   Subordinate              Group 1 Mortgage Loans (adjusted, in the case of the
                                                            Class AF-1 Certificates, to an effective rate
                                                            reflecting the accrual of interest on an actual/360
                                                            basis).
                                   ---------------------------------------------------------------------------------
                                   2-AV-1                   The weighted average Adjusted Net Mortgage Rate of the
                                                            Group 2 Mortgage Loans (adjusted to an effective rate
                                                            reflecting the accrual of interest on an actual/360
                                                            basis).
                                   ---------------------------------------------------------------------------------
                                   3-AV                     The weighted average Adjusted Net Mortgage Rate of the
                                                            Group 3 Mortgage Loans (adjusted to an effective rate
                                                            reflecting the accrual of interest on an actual/360
                                                            basis).
                                   ---------------------------------------------------------------------------------
                                   Floating                 Rate The weighted average of the Adjusted Net Mortgage
                                   Subordinate              Rate of the Group 2 Mortgage Loans and Group 3
                                                            Mortgage Loans, weighted on the basis of the excess of
                                                            the principal balance of the related Mortgage Loans
                                                            plus the amounts in the Pre-Funding Account allocable
                                                            to the Group 2 Mortgage Loans and Group 3 Mortgage
                                                            Loans over the principal balance of the related Senior
                                                            Certificates (adjusted to an effective rate reflecting
                                                            the accrual of interest on an actual/360 basis).
                                   ---------------------------------------------------------------------------------


Net Rate Carryover:                For any class of Senior Certificates and Subordinate Certificates and any
                                   Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate
                                   Cap over (ii) the amount of interest accrued based on the applicable Net Rate
                                   Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                                   Distribution Dates together with accrued interest thereon at the related
                                   Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net
                                   Rate Carryover will be paid to the extent available from proceeds received on the applicable


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                   Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                                   Distributions" and "Floating Rate Certificates Priority of Distributions"
                                   below.

Corridor Contracts:                The Trust will include payment from four Corridor Contracts for the benefit of the Class AF-1, Class 2-AV-1, Class 3-AV and Floating Rate Subordinate
                                   Certificates (the "Class AF-1 Corridor Contract," "Class 2-AV-1 Corridor
                                   Contract," "Class 3-AV Corridor Contract," and "Floating Rate Subordinate
                                   Corridor Contract," respectively, and, collectively, the "Corridor Contracts").
                                   Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing
                                   Date, the notional amounts of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover, (b) the
                                   Class 2-AV-1 Corridor Contract will be available to pay the holders of the
                                   Class 2-AV-1 Certificates the related Net Rate Carryover, (c) the Class 3-AV
                                   Corridor Contract will be available to pay the holders of the Class 3-AV
                                   Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid
                                   Net Rate Carryover and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                                   Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such
                                   Distribution Date will be distributed to the holder of the related Class of
                                   Class C Certificate(s) and will not be available for payments of any Net Rate
                                   Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior
                                   Certificates and the Subordinate Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow


                                   -------------------------------------------------------------------------
                                                                      Initial Target   Target Subordination
                                        Class        S&P/ Moody's     Subordination        at Stepdown
                                   -------------------------------------------------------------------------
                                   AF                  [AAA/Aaa]          17.30%              34.60%
                                   -------------------------------------------------------------------------
                                   MF-1                [AA+/Aa1]          14.35%              28.70%
                                   -------------------------------------------------------------------------
                                   MF-2                [AA/Aa2]           11.70%              23.40%
                                   -------------------------------------------------------------------------
                                   MF-3                [AA-/Aa3]          10.05%              20.10%
                                   -------------------------------------------------------------------------
                                   MF-4                 [A+/A1]            8.55%              17.10%
                                   -------------------------------------------------------------------------
                                   MF-5                 [A/A2]             7.25%              14.50%
                                   -------------------------------------------------------------------------
                                   MF-6                 [A-/A3]            6.05%              12.10%
                                   -------------------------------------------------------------------------
                                   MF-7               [BBB+/Baa1]          5.00%              10.00%
                                   -------------------------------------------------------------------------
                                   MF-8               [BBB/Baa2]           4.00%               8.00%
                                   -------------------------------------------------------------------------
                                   BF                 [BBB-/Baa3]          3.00%               6.00%
                                   -------------------------------------------------------------------------
                                   2-AV-1 / 3-AV       [AAA/Aaa]          26.70%              53.40%
                                   -------------------------------------------------------------------------
                                   MV-1                [AA+/Aa1]          21.65%              43.30%
                                   -------------------------------------------------------------------------
                                   MV-2                [AA/Aa2]           16.85%              33.70%
                                   -------------------------------------------------------------------------
                                   MV-3                [AA-Aa3]           14.65%              29.30%
                                   -------------------------------------------------------------------------
                                   MV-4                 [A+/A1]           12.60%              25.20%
                                   -------------------------------------------------------------------------
                                   MV-5                 [A/A2]            10.75%              21.50%
                                   -------------------------------------------------------------------------
                                   MV-6                 [A-/A3]            9.40%              18.80%
                                   -------------------------------------------------------------------------
                                   MV-7               [BBB+/Baa1]          7.50%              15.00%
                                   -------------------------------------------------------------------------
                                   MV-8               [BBB/Baa2]           6.25%              12.50%
                                   -------------------------------------------------------------------------
                                   MV-9               [BBB-/Baa3]          4.95%               9.90%
                                   -------------------------------------------------------------------------
                                   BV                  [BB+/Ba1]           3.70%               7.40%
                                   -------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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----------------------------------------------------------------------------------------------------


                                   Subordination: The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate
                                   Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate Certificates in a
                                   certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation.

Fixed Rate
Overcollateralization Target:      Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 3.00% of the sum of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off
                                   Date and the portion of the Pre-Funded Amount allocable to Loan Group 1 (the
                                   "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 1.50%.

                                   On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization
                                   Target will be equal to 6.00% of the principal balance of the Fixed Rate
                                   Mortgage Loans for the related Distribution Date, subject to a floor (the
                                   "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                                   Pre-Funded Amount allocable to Loan Group 1.

                                   However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution
                                   Date.

Adjustable Rate
Overcollateralization Target:      Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization
                                   Target for the Adjustable Rate Mortgage Loans will be equal to 3.70% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the
                                   Adjustable Rate Mortgage Loans (the "Initial Adjustable Rate O/C Target"). The
                                   initial amount of adjustable rate overcollateralization will be 3.70%.

                                   On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                                   Overcollateralization Target will be equal to 7.40% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution
                                   Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the
                                   Adjustable Rate Mortgage Loans.

                                   However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization
                                   Target will be equal to the Adjustable Rate Overcollateralization Target on the
                                   prior Distribution Date.

Fixed Rate Trigger Event:          Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss
                                   Trigger Event.

Adjustable Rate Trigger Event:     Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate
                                   Cumulative Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:         With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed
                                   Rate Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+
                                   day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [49.00]% times the
                                   Fixed Rate Senior Enhancement Percentage.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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----------------------------------------------------------------------------------------------------


                                   As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a)
                                   the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage
                                   Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                                   Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:                With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed
                                   Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan
                                   Group 1, as set forth below:

                                   Period (month)               Percentage
                                   --------------               ----------
                                   25 - 36                      [0.75%] with respect to October 2007, plus an
                                                                additional 1/12th of [0.75]% for each month
                                                                thereafter
                                   37 - 48                      [1.50 %] with respect to October 2008, plus an
                                                                additional 1/12th of [1.00]% for each month
                                                                thereafter
                                   49 - 60                      [2.50%] with respect to October 2009, plus an
                                                                additional 1/12th of [0.75]% for each month
                                                                thereafter
                                   61 - 72                      [3.25%] with respect to October 2010, plus an
                                                                additional 1/12th of [0.50]% for each month
                                                                thereafter
                                   73+                          [3.75%]

Adjustable Rate
Delinquency Trigger Event:         With respect to the Floating Rate Certificates (other than the Class AF-1
                                   Certificates), an "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage
                                   Loans equals or exceeds [30.00]% times the Adjustable Rate Senior Enhancement
                                   Percentage.

                                   As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a)
                                   the excess of (i) the aggregate principal balance of the Adjustable Rate
                                   Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate
                                   Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:                With respect to the Floating Rate Certificates (other than the Class AF-1
                                   Certificates), an "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage
                                   Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the
                                   portion of Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below:

                                   Period (month)      Percentage
                                   --------------      ----------
                                   25 - 36             [1.50 %] with respect to October 2007, plus an
                                                       additional 1/12th of [1.75]% for each month
                                                       thereafter
                                   37 - 48             [3.25 %] with respect to October 2008, plus an
                                                       additional 1/12th of [1.50]% for each month
                                                       thereafter

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                   49 - 60             [4.75 %] with respect to October 2009, plus an
                                                       additional 1/12th of [1.50]% for each month
                                                       thereafter

                                   61 - 72             [6.25%] with respect to October 2010, plus an
                                                       additional 1/12th of [0.50]% for each month
                                                       thereafter 73+ [6.75 %]

Fixed Rate Stepdown Date:          The earlier to occur of:

                                   (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is reduced to zero; and

                                   (ii)  the later to occur of:
                                            a.   the Distribution Date in October 2008
                                            b.   the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 65.40% of the principal balance of the Fixed Rate
                                                 Mortgage Loans for such Distribution Date.



Adjustable Rate Stepdown Date:     The earlier to occur of:

                                   (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is reduced to zero; and

                                   (iii) the later to occur of:
                                            a.   the Distribution Date in October 2008
                                            b.   the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 46.60% of the principal balance of the Adjustable Rate
                                                 Mortgage Loans for such Distribution Date.



Allocation of Losses:              Any realized losses on the Mortgage Loans not covered by Excess Interest or the
                                   O/C related to such Mortgage Loans will be allocated to each class of the
                                   Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8 Certificates, then to the
                                   Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class
                                   MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                                   Certificates, then to the Class MF-2 Certificates and last to the Class MF-1
                                   Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-9 Certificates, then to the
                                   Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class
                                   MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4
                                   Certificates, then to the Class MV-3 Certificates, then to the Class MV-2
                                   Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate
                                   Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:         Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                                   1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans to each class of Class AF
                                        Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                        Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                        Certificates;

                                   2)   Principal funds, sequentially, as follows: (a) to the Class AF
                                        Certificates (as described under "Fixed Rate Principal Paydown" and "Class
                                        AF Principal Distributions"), then (b) sequentially, to the Class MF-1,
                                        Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7,
                                        Class MF-8 and Class BF Certificates, each as described under "Fixed Rate
                                        Principal Paydown" below;

                                   3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate
                                        Certificates to build or restore Fixed Rate O/C as described under "Fixed
                                        Rate Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                        respectively;

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
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----------------------------------------------------------------------------------------------------


                                   4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class
                                        MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                                        MF-7, Class MF-8 and Class BF Certificates;

                                   5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF Certificates (after, in the case of the Class AF-1
                                        Certificates, application of amounts received on the Class AF-1 Corridor
                                        Contract) and the Fixed Rate Subordinate Certificates (as described below);

                                   6)   To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                        Overcollateralization Target" and "Adjustable Rate Principal Paydown,"
                                        respectively (after application of the Adjustable Rate Excess Cashflow);

                                   7)   To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                        MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class
                                        BV Certificates (after application of the Adjustable Rate Excess
                                        Cashflow);

                                   8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                                   Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                   As described in the prospectus supplement, with respect to the Fixed Rate
                                   Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another
                                   Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:         Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                                   1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to the Class
                                        2-AV-1 Certificates, current and unpaid interest, and (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class
                                        3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest, sequentially, to the
                                        Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                        Class MV-7, Class MV-8, Class MV-9 and Class BV Certificates;

                                   2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class
                                        2-AV-1 Certificates, as described below under "Adjustable Rate Principal
                                        Paydown" (ii) from principal collections related to the Group 3 Mortgage
                                        Loans, to the Class 3-AV Certificates as described below under "Adjustable
                                        Rate Principal Paydown" and "Class 3-AV Principal Distributions", and (b)
                                        from remaining principal collections related to all of the Adjustable Rate
                                        Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                        Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and
                                        Class BV Certificates, each as described under "Adjustable Rate Principal
                                        Paydown" below;

                                   3)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate
                                        Subordinate Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and
                                        "Adjustable Rate Principal Paydown," respectively;

                                   4)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the
                                        Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                        Class MV-7, Class MV-8, Class MV-9 and Class BV Certificates;

                                   5)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on
                                        the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract
                                        (as described above);

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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----------------------------------------------------------------------------------------------------


                                   6)   To restore any Fixed Rate O/C as described under "Fixed Rate
                                        Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                        respectively (after application of the Fixed Rate Excess Cashflow);

                                   7)   To pay any unpaid realized loss amounts, sequentially, to the Class MF-1,
                                        Class MF-2, Class MF3, Class MF-4, Class MF-5, Class MF-6, Class MF-7,
                                        Class MF-8 and Class BF Certificates (after application of the Fixed Rate
                                        Excess Cashflow);

                                   8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                                   Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover
                                   (after application of amounts received under the applicable Corridor Contracts)
                                   will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                   As described in the prospectus supplement, with respect to the Adjustable Rate
                                   Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:                 Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in
                                   effect on any Distribution Date, 100% of the available principal funds from the
                                   Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in each case in the manner and priority set forth under
                                   "Class AF Principal Distributions" below), provided, however, that if the Class
                                   AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3,
                                   Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF
                                   Certificates.

                                   On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a
                                   Fixed Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 34.60% subordination, (ii)
                                   second, from remaining principal collections related to the Fixed Rate Mortgage
                                   Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 28.70% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2
                                   Certificates such that the Class MF-2 Certificates will have 23.40%%
                                   subordination, (iv) fourth, from remaining principal collections related to the
                                   Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class
                                   MF-3 Certificates will have 20.10%% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class
                                   MF-4 Certificates such that the Class MF-4 Certificates will have 17.10%
                                   subordination, (vi) sixth, from remaining principal collections related to the
                                   Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class
                                   MF-5 Certificates will have 14.50% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class
                                   MF-6 Certificates such that the Class MF-6 Certificates will have 12.10%
                                   subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the
                                   Class MF-7 Certificates will have 10.00% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8 Certificates will have
                                   8.00% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the
                                   Class BF Certificates will have 6.00% subordination; each subject to the Fixed
                                   Rate O/C Floor.

Adjustable Rate
Principal Paydown:                 Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger
                                   Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV-1 Certificates and (ii) 100%
                                   of the principal funds from Loan Group 3 will be paid to the Class 3-AV

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                   Certificates as described below under "Class 3-AV Principal Distributions";
                                   provided, however, that (x) if either (a) the Class 2-AV-1 Certificates or (b)
                                   all of the Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior
                                   Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1,
                                   Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                                   MV-8, Class MV-9 and Class BV Certificates.

                                   On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV-1, Class 3-AV and Floating Rate Subordinate Certificates
                                   will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV
                                   Certificates, in each case, such that the Class AV Certificates in the aggregate will have 53.40% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1
                                   Certificates such that the Class MV-1 Certificates will have 43.30%
                                   subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 33.70% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have
                                   29.30% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 25.20% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have
                                   21.50% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates
                                   such that the Class MV-6 Certificates will have 18.80% subordination, (viii)
                                   eighth, from remaining principal collections relating to the Adjustable Rate
                                   Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7
                                   Certificates will have 15.00% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                                   Class MV-8 Certificates such that the Class MV-8 Certificates will have 12.50%
                                   subordination, (x) tenth, from remaining principal collections relating to the
                                   Adjustable Rate Mortgage Loans, to the Class MV-9 Certificates such that the
                                   Class MV-9 Certificates will have 9.90% subordination, (xi) eleventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have
                                   7.40% subordination; each subject to the Adjustable Rate O/C Floor.

Class 3-AV
Principal Distributions:           Principal will be distributed sequentially to the Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates until the certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV
                                   Certificates is greater than the sum of the aggregate principal balance of the
                                   Adjustable Rate Mortgage Loans and any remaining portion of the Pre-Funded
                                   Amount in respect of Loan Group 2 and Loan Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.



Class AF
Principal Distributions:           Principal will be distributed to the AF Certificates in the following order of priority:

                                   1.   To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------



                                                  Month      Lockout Percentage
                                                  -----      ------------------

                                                  1 - 36             0%
                                                 37 - 60            45%
                                                 61 - 72            80%
                                                 73 - 84           100%
                                              85 and after         300%




                                   2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                                        AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                                   Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate
                                   Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of
                                   Loan Group 1, any principal amounts to be distributed to the Class AF
                                   Certificates will be distributed first, concurrently to the Class AF
                                   Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.

[Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                     Discount Margin/Yield Tables (%) (1)

Class AF-1 (To Call)
--------------------------------------------------------------------------------
        Margin          0.16%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     16        16         16         16        16
================================================================================
 WAL (yr)                       1.69      1.24       1.00       0.85      0.75
 MDUR (yr)                      1.62      1.20       0.97       0.83      0.73
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Feb09      Feb08      Jul07     Mar07      Jan07
--------------------------------------------------------------------------------


Class AF-1 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.16%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     16        16         16         16        16
================================================================================
 WAL (yr)                       1.69      1.24       1.00       0.85      0.75
 MDUR (yr)                      1.62      1.20       0.97       0.83      0.73
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Feb09      Feb08      Jul07     Mar07      Jan07
--------------------------------------------------------------------------------


Class AF-2 (To Call)
--------------------------------------------------------------------------------
      Coupon            4.610%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               4.563      4.526      4.491     4.456      4.423
================================================================================
 WAL (yr)                       3.74      2.58       2.00       1.64      1.40
 MDUR (yr)                      3.37      2.38       1.87       1.55      1.33
 First Prin Pay                Feb09      Feb08      Jul07     Mar07      Jan07
 Last Prin Pay                 Oct09      Jun08      Nov07     Jun07      Mar07
--------------------------------------------------------------------------------


Class AF-2 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            4.610%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               4.563      4.526      4.491     4.456      4.423
================================================================================
 WAL (yr)                       3.74      2.58       2.00       1.64      1.40
 MDUR (yr)                      3.37      2.38       1.87       1.55      1.33
 First Prin Pay                Feb09      Feb08      Jul07     Mar07      Jan07
 Last Prin Pay                 Oct09      Jun08      Nov07     Jun07      Mar07
--------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class AF-3 (To Call)
--------------------------------------------------------------------------------
      Coupon            4.742%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               4.731      4.701      4.673     4.643      4.616
================================================================================
 WAL (yr)                       6.49      4.07       3.00       2.33      1.96
 MDUR (yr)                      5.40      3.60       2.73       2.16      1.83
 First Prin Pay                Oct09      Jun08      Nov07     Jun07      Mar07
 Last Prin Pay                 Oct16      Dec11      Feb10     Sep08      Mar08
--------------------------------------------------------------------------------


Class AF-3 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            4.742%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               4.731      4.701      4.673     4.643      4.616
================================================================================
 WAL (yr)                       6.49      4.07       3.00       2.33      1.96
 MDUR (yr)                      5.40      3.60       2.73       2.16      1.83
 First Prin Pay                Oct09      Jun08      Nov07     Jun07      Mar07
 Last Prin Pay                 Oct16      Dec11      Feb10     Sep08      Mar08
--------------------------------------------------------------------------------


Class AF-4 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.181%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.199      5.182      5.157     5.132      5.094
================================================================================
 WAL (yr)                      12.67      7.85       5.00       3.70      2.64
 MDUR (yr)                      9.07      6.28       4.30       3.28      2.41
 First Prin Pay                Oct16      Dec11      Feb10     Sep08      Mar08
 Last Prin Pay                 Feb20      Jul15      Jun11     Dec09      Jul08
--------------------------------------------------------------------------------


Class AF-4 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.181%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.199      5.182      5.157     5.132      5.094
================================================================================
 WAL (yr)                      12.67      7.85       5.00       3.70      2.64
 MDUR (yr)                      9.07      6.28       4.30       3.28      2.41
 First Prin Pay                Oct16      Dec11      Feb10     Sep08      Mar08
 Last Prin Pay                 Feb20      Jul15      Jun11     Dec09      Jul08
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class AF-5 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.471%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.497      5.486      5.471     5.453      5.427
================================================================================
 WAL (yr)                      14.81      10.15      7.21       5.35      3.89
 MDUR (yr)                      9.91      7.60       5.81       4.52      3.40
 First Prin Pay                Feb20      Jul15      Jun11     Dec09      Jul08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class AF-5 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.471%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.576      5.602      5.604     5.568      5.472
================================================================================
 WAL (yr)                      19.57      14.46      10.43      7.18      4.30
 MDUR (yr)                     11.62      9.61       7.57       5.62      3.68
 First Prin Pay                Feb20      Jul15      Jun11     Dec09      Jul08
 Last Prin Pay                 Nov33      Oct29      Feb25     May21      Aug18
--------------------------------------------------------------------------------


Class AF-6 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.025%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.024      5.019      5.014     5.006      4.996
================================================================================
 WAL (yr)                       7.81      6.98       6.32       5.46      4.66
 MDUR (yr)                      6.21      5.69       5.26       4.66      4.06
 First Prin Pay                Oct08      Oct08      Oct08     Feb09      Jul09
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class AF-6 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.025%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.024      5.020      5.017     5.016      5.017
================================================================================
 WAL (yr)                       7.85      7.11       6.72       6.60      6.70
 MDUR (yr)                      6.23      5.76       5.51       5.43      5.50
 First Prin Pay                Oct08      Oct08      Oct08     Feb09      Jul09
 Last Prin Pay                 Aug33      Aug29      Dec24     Mar21      Jun18
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


Class MF-1 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.272%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.286      5.271      5.256     5.242      5.233
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.61      4.12
 MDUR (yr)                      7.90      5.97       4.73       3.98      3.61
 First Prin Pay                May11      Aug09      Oct08     Jan09      Apr09
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-1 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.272%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.288      5.277      5.264     5.252      5.245
================================================================================
 WAL (yr)                      12.10      8.68       6.62       5.42      4.82
 MDUR (yr)                      8.39      6.54       5.28       4.50      4.10
 First Prin Pay                May11      Aug09      Oct08     Jan09      Apr09
 Last Prin Pay                 May31      Jan26      Aug21     Jun18      Mar16
--------------------------------------------------------------------------------


Class MF-2 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.322%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.336      5.322      5.306     5.292      5.281
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.59      4.04
 MDUR (yr)                      7.88      5.96       4.72       3.95      3.54
 First Prin Pay                May11      Aug09      Oct08     Dec08      Feb09
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-2 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.322%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.339      5.327      5.314     5.302      5.293
================================================================================
 WAL (yr)                      12.08      8.65       6.60       5.38      4.72
 MDUR (yr)                      8.35      6.52       5.26       4.46      4.02
 First Prin Pay                May11      Aug09      Oct08     Dec08      Feb09
 Last Prin Pay                 Oct30      Apr25      Dec20     Dec17      Oct15
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MF-3 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.371%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.386      5.371      5.356     5.341      5.329
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.58      3.99
 MDUR (yr)                      7.86      5.95       4.71       3.94      3.50
 First Prin Pay                May11      Aug09      Oct08     Dec08      Jan09
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-3 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.371%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.388      5.376      5.363     5.351      5.341
================================================================================
 WAL (yr)                      12.05      8.62       6.57       5.35      4.66
 MDUR (yr)                      8.32      6.49       5.24       4.44      3.96
 First Prin Pay                May11      Aug09      Oct08     Dec08      Jan09
 Last Prin Pay                 Jan30      Jun24      Apr20     May17      Apr15
--------------------------------------------------------------------------------


Class MF-4 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.471%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.487      5.472      5.456     5.441      5.429
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.57      3.95
 MDUR (yr)                      7.82      5.92       4.70       3.92      3.46
 First Prin Pay                May11      Aug09      Oct08     Nov08      Jan09
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-4 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.471%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.490      5.477      5.464     5.451      5.441
================================================================================
 WAL (yr)                      12.02      8.59       6.54       5.31      4.60
 MDUR (yr)                      8.26      6.45       5.21       4.40      3.91
 First Prin Pay                May11      Aug09      Oct08     Nov08      Jan09
 Last Prin Pay                 Jun29      Nov23      Sep19     Dec16      Dec14
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MF-5 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.570%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.587      5.572      5.556     5.540      5.527
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.56      3.93
 MDUR (yr)                      7.78      5.90       4.68       3.90      3.44
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-5 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.570%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.590      5.577      5.563     5.550      5.539
================================================================================
 WAL (yr)                      11.98      8.54       6.51       5.28      4.56
 MDUR (yr)                      8.20      6.40       5.17       4.37      3.87
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Oct28      Feb23      Feb19     Jun16      Jul14
--------------------------------------------------------------------------------


Class MF-6 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.719%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.738      5.723      5.706     5.690      5.676
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.56      3.92
 MDUR (yr)                      7.71      5.86       4.66       3.89      3.41
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-6 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.719%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.741      5.727      5.713     5.700      5.688
================================================================================
 WAL (yr)                      11.92      8.49       6.47       5.25      4.52
 MDUR (yr)                      8.11      6.34       5.12       4.33      3.83
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Jan28      Jun22      Jul18     Dec15      Feb14
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MF-7 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.868%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.889      5.873      5.856     5.839      5.825
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.56      3.90
 MDUR (yr)                      7.65      5.83       4.64       3.87      3.38
 First Prin Pay                May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-7 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.868%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.891      5.878      5.863     5.849      5.837
================================================================================
 WAL (yr)                      11.85      8.42       6.41       5.20      4.46
 MDUR (yr)                      8.01      6.26       5.07       4.27      3.77
 First Prin Pay                May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay                 Mar27      Aug21      Dec17     Jun15      Sep13
--------------------------------------------------------------------------------


Class MF-8 (To Call)
--------------------------------------------------------------------------------
      Coupon            5.950%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 99.45500             6.044      6.050      6.056     6.063      6.068
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.55      3.89
 MDUR (yr)                      7.60      5.80       4.62       3.84      3.36
 First Prin Pay                May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MF-8 (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.950%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 99.45500             6.043      6.048      6.054     6.059      6.064
================================================================================
 WAL (yr)                      11.74      8.33       6.34       5.13      4.40
 MDUR (yr)                      7.93      6.19       5.00       4.21      3.72
 First Prin Pay                May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay                 Mar26      Oct20      Apr17     Dec14      Apr13
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class BF (To Call)
--------------------------------------------------------------------------------
      Coupon            5.950%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 96.95900             6.378      6.488      6.606     6.723      6.823
================================================================================
 WAL (yr)                      10.82      7.51       5.66       4.55      3.88
 MDUR (yr)                      7.53      5.75       4.58       3.82      3.34
 First Prin Pay                May11      Aug09      Oct08     Oct08      Oct08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class BF (To Maturity)
--------------------------------------------------------------------------------
      Coupon            5.950%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 96.95900             6.366      6.463      6.568     6.671      6.758
================================================================================
 WAL (yr)                      11.56      8.18       6.22       5.03      4.32
 MDUR (yr)                      7.79      6.07       4.90       4.12      3.64
 First Prin Pay                May11      Aug09      Oct08     Oct08      Oct08
 Last Prin Pay                 Jan25      Oct19      Jun16     Apr14      Sep12
--------------------------------------------------------------------------------


Class 2-AV-1 (To Call)
--------------------------------------------------------------------------------
      Margin            0.25%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     25        25         25         25        25
================================================================================
 WAL (yr)                       4.33      2.98       2.18       1.51      1.29
 MDUR (yr)                      3.72      2.69       2.02       1.44      1.24
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Jul20      Nov15      Apr13     Sep08      Jun08
--------------------------------------------------------------------------------


Class 2-AV-1 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.25%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     26        26         26         25        25
================================================================================
 WAL (yr)                       4.54      3.13       2.28       1.51      1.29
 MDUR (yr)                      3.83      2.78       2.09       1.44      1.24
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Nov31      Mar25      Feb20     Sep08      Jun08
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class 3-AV-1 (To Call)
--------------------------------------------------------------------------------
      Margin            0.13%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     13        13         13         13        13
================================================================================
 WAL (yr)                       1.73      1.26       1.00       0.84      0.73
 MDUR (yr)                      1.65      1.22       0.97       0.82      0.71
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Oct08      Feb08      Jul07     Mar07      Dec06
--------------------------------------------------------------------------------


Class 3-AV-1 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.13%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     13        13         13         13        13
================================================================================
 WAL (yr)                       1.73      1.26       1.00       0.84      0.73
 MDUR (yr)                      1.65      1.22       0.97       0.82      0.71
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Oct08      Feb08      Jul07     Mar07      Dec06
--------------------------------------------------------------------------------


Class 3-AV-2 (To Call)
--------------------------------------------------------------------------------
      Margin            0.27%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     27        27         27         27        27
================================================================================
 WAL (yr)                       6.37      4.29       3.00       2.17      1.83
 MDUR (yr)                      5.46      3.87       2.79       2.07      1.75
 First Prin Pay                Oct08      Feb08      Jul07     Mar07      Dec06
 Last Prin Pay                 Jan20      Mar15      Aug12     Jul08      Mar08
--------------------------------------------------------------------------------


Class 3-AV-2 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.27%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     27        27         27         27        27
================================================================================
 WAL (yr)                       6.37      4.29       3.00       2.17      1.83
 MDUR (yr)                      5.46      3.87       2.79       2.07      1.75
 First Prin Pay                Oct08      Feb08      Jul07     Mar07      Dec06
 Last Prin Pay                 Jan20      Mar15      Aug12     Jul08      Mar08
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


Class 3-AV-3 (To Call)
--------------------------------------------------------------------------------
      Margin            0.38%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     38        38         38         38        38
================================================================================
 WAL (yr)                      14.80      10.11      7.49       2.91      2.61
 MDUR (yr)                     11.02      8.22       6.41       2.73      2.46
 First Prin Pay                Jan20      Mar15      Aug12     Jul08      Mar08
 Last Prin Pay                 Jul20      Nov15      Apr13     Sep08      Jun08
--------------------------------------------------------------------------------


Class 3-AV-3 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.38%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     43        44         44         38        38
================================================================================
 WAL (yr)                      18.75      12.85      9.36       2.91      2.61
 MDUR (yr)                     12.89      9.84       7.67       2.73      2.46
 First Prin Pay                Jan20      Mar15      Aug12     Jul08      Mar08
 Last Prin Pay                 Nov31      Mar25      Feb20     Sep08      Jun08
--------------------------------------------------------------------------------


Class MV-1 (To Call)
--------------------------------------------------------------------------------
      Margin            0.46%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     46        46         46         46        46
================================================================================
 WAL (yr)                       9.06      6.02       5.05       5.23      3.71
 MDUR (yr)                      7.31      5.19       4.50       4.65      3.40
 First Prin Pay                Nov09      Oct08      Aug09     Sep08      Jun08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-1 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.46%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     47        47         47         50        50
================================================================================
 WAL (yr)                       9.69      6.45       5.34       6.45      4.55
 MDUR (yr)                      7.61      5.45       4.69       5.53      4.05
 First Prin Pay                Nov09      Oct08      Aug09     Sep08      Jun08
 Last Prin Pay                 Dec29      Feb23      Jun18     Oct16      May14
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MV-2 (To Call)
--------------------------------------------------------------------------------
      Margin            0.48%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     48        48         48         48        48
================================================================================
 WAL (yr)                       9.06      6.01       4.79       4.99      4.23
 MDUR (yr)                      7.30      5.18       4.27       4.47      3.85
 First Prin Pay                Nov09      Oct08      Mar09     Dec09      Apr09
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-2 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.48%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     49        49         49         49        49
================================================================================
 WAL (yr)                       9.67      6.43       5.06       5.19      4.39
 MDUR (yr)                      7.60      5.43       4.46       4.62      3.97
 First Prin Pay                Nov09      Oct08      Mar09     Dec09      Apr09
 Last Prin Pay                 Mar29      May22      Dec17     Jan15      Dec12
--------------------------------------------------------------------------------


Class MV-3 (To Call)
--------------------------------------------------------------------------------
      Margin            0.50%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     50        50         50         50        50
================================================================================
 WAL (yr)                       9.06      6.01       4.68       4.42      3.61
 MDUR (yr)                      7.30      5.18       4.18       4.00      3.33
 First Prin Pay                Nov09      Oct08      Feb09     Aug09      Dec08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-3 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.50%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     51        51         51         51        51
================================================================================
 WAL (yr)                       9.65      6.41       4.94       4.60      3.74
 MDUR (yr)                      7.58      5.42       4.36       4.14      3.43
 First Prin Pay                Nov09      Oct08      Feb09     Aug09      Dec08
 Last Prin Pay                 Apr28      Jun21      Apr17     Jul14      Jul12
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MV-4 (To Call)
--------------------------------------------------------------------------------
      Margin            0.60%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     60        60         60         60        60
================================================================================
 WAL (yr)                       9.06      6.01       4.64       4.22      3.46
 MDUR (yr)                      7.26      5.16       4.13       3.82      3.19
 First Prin Pay                Nov09      Oct08      Dec08     May09      Oct08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-4 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.60%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     61        61         61         61        61
================================================================================
 WAL (yr)                       9.63      6.39       4.89       4.39      3.58
 MDUR (yr)                      7.53      5.39       4.30       3.95      3.28
 First Prin Pay                Nov09      Oct08      Dec08     May09      Oct08
 Last Prin Pay                 Sep27      Jan21      Nov16     Mar14      May12
--------------------------------------------------------------------------------


Class MV-5 (To Call)
--------------------------------------------------------------------------------
      Margin            0.64%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     64        64         64         64        64
================================================================================
 WAL (yr)                       9.06      6.01       4.61       4.09      3.39
 MDUR (yr)                      7.24      5.15       4.10       3.70      3.12
 First Prin Pay                Nov09      Oct08      Dec08     Mar09      Oct08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-5 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.64%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     65        65         65         65        65
================================================================================
 WAL (yr)                       9.60      6.37       4.84       4.24      3.49
 MDUR (yr)                      7.50      5.37       4.26       3.82      3.21
 First Prin Pay                Nov09      Oct08      Dec08     Mar09      Oct08
 Last Prin Pay                 Jan27      Jun20      Jun16     Nov13      Feb12
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MV-6 (To Call)
--------------------------------------------------------------------------------
      Margin            0.69%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     69        69         69         69        69
================================================================================
 WAL (yr)                       9.06      6.01       4.60       4.00      3.33
 MDUR (yr)                      7.23      5.14       4.09       3.63      3.08
 First Prin Pay                Nov09      Oct08      Nov08     Feb09      Sep08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-6 (To Maturity)
--------------------------------------------------------------------------------
      Margin            0.69%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     70        70         70         70        70
================================================================================
 WAL (yr)                       9.57      6.34       4.81       4.14      3.43
 MDUR (yr)                      7.47      5.34       4.23       3.73      3.15
 First Prin Pay                Nov09      Oct08      Nov08     Feb09      Sep08
 Last Prin Pay                 May26      Nov19      Jan16     Jul13      Oct11
--------------------------------------------------------------------------------


Class MV-7 (To Call)
--------------------------------------------------------------------------------
      Margin            1.15%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    115        115        115       115        115
================================================================================
 WAL (yr)                       9.06      6.01       4.58       3.92      3.32
 MDUR (yr)                      7.06      5.06       4.02       3.52      3.03
 First Prin Pay                Nov09      Oct08      Nov08     Dec08      Aug08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-7 (To Maturity)
--------------------------------------------------------------------------------
      Margin            1.15%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    117        117        117       116        116
================================================================================
 WAL (yr)                       9.53      6.31       4.76       4.05      3.39
 MDUR (yr)                      7.27      5.23       4.14       3.61      3.09
 First Prin Pay                Nov09      Oct08      Nov08     Dec08      Aug08
 Last Prin Pay                 Oct25      Jun19      Sep15     Apr13      Aug11
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

Class MV-8 (To Call)
--------------------------------------------------------------------------------
      Margin            1.30%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    130        130        130       130        130
================================================================================
 WAL (yr)                       9.06      6.01       4.58       3.88      3.28
 MDUR (yr)                      7.00      5.03       4.00       3.48      2.99
 First Prin Pay                Nov09      Oct08      Nov08     Dec08      Aug08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10


Class MV-8 (To Maturity)
--------------------------------------------------------------------------------
      Margin            1.30%


Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    132        132        132       131        131
================================================================================
 WAL (yr)                       9.46      6.26       4.73       3.98      3.34
 MDUR (yr)                      7.18      5.17       4.10       3.54      3.03
 First Prin Pay                Nov09      Oct08      Nov08     Dec08      Aug08
 Last Prin Pay                 Sep24      Aug18      Jan15     Oct12      Mar11
--------------------------------------------------------------------------------


Class MV-9 (To Call)
--------------------------------------------------------------------------------
      Margin            1.75%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    175        175        175       175        175
================================================================================
 WAL (yr)                       9.06      6.01       4.56       3.84      3.28
 MDUR (yr)                      6.84      4.95       3.93       3.40      2.96
 First Prin Pay                Nov09      Oct08      Oct08     Nov08      Aug08
 Last Prin Pay                 Jul20      Nov15      Apr13     Aug11      Jun10
--------------------------------------------------------------------------------


Class MV-9 (To Maturity)
--------------------------------------------------------------------------------
      Margin            1.75%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    177        177        176       176        176
================================================================================
 WAL (yr)                       9.38      6.20       4.66       3.90      3.31
 MDUR (yr)                      6.98      5.05       4.00       3.45      2.98
 First Prin Pay                Nov09      Oct08      Oct08     Nov08      Aug08
 Last Prin Pay                 Oct23      Dec17      Jul14     Jun12      Dec10
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


        --------------------------------------------------------
          Class AF-1 Corridor Contract Agreement Schedule and
                              Strike Rates
        --------------------------------------------------------
                 Notional Schedule    Cap Strike      Cap Ceiling
        Period        ($)                 (%)             (%)
        --------------------------------------------------------
        1          283,724,000         6.98364%         9.00000%
        2          278,400,261         6.08225%         9.00000%
        3          272,170,432         6.28449%         9.00000%
        4          264,368,259         6.08150%         9.00000%
        5          255,017,972         6.08126%         9.00000%
        6          244,142,008         6.73259%         9.00000%
        7          231,765,115         6.08086%         9.00000%
        8          217,914,374         6.28339%         9.00000%
        9          202,626,852         6.08056%         9.00000%
        10         185,986,806         6.28315%         9.00000%
        11         169,541,758         6.08018%         9.00000%
        12         153,427,034         6.04874%         9.00000%
        13         137,647,365         6.24922%         9.00000%
        14         122,184,659         6.04759%         9.00000%
        15         107,031,886         6.24893%         9.00000%
        16          92,182,533         6.04731%         9.00000%
        17          77,630,109         6.04726%         9.00000%
        18          63,368,312         6.69514%         9.00000%
        19          49,390,973         6.04718%         9.00000%
        20          35,776,302         6.24871%         9.00000%
        21          22,999,877         6.04709%         9.00000%
        22          10,493,517         6.24862%         9.00000%
        --------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                            Class 2-AV Corridor Contract Agreement Schedule and Strike Rates
---------------------------------------------------------------------------------------------------------------------------
             Notional Schedule  Cap Strike    Cap Ceiling              Notional Schedule    Cap Strike      Cap Ceiling
    Period        ($)               (%)           (%)       Period           ($)               (%)               (%)
---------------------------------------------------------------------------------------------------------------------------
     1        552,682,000       7.42667%       9.75000%        31        161,644,007        7.61519%           9.73923%
     2        546,535,243       6.43564%       9.75000%        32        150,904,615        7.87315%           9.73866%
     3        539,069,908       6.65799%       9.75000%        33        138,874,206        7.59941%           9.73757%
     4        530,297,086       6.43465%       9.75000%        34        119,694,684        7.86394%           9.73230%
     5        520,235,410       6.43573%       9.75000%        35        101,539,432        7.67060%           9.68530%
     6        508,908,767       7.15666%       9.74975%        36         84,519,199        8.93923%           9.53078%
     7        496,357,425       6.44004%       9.74964%        37         68,585,701        9.25703%           9.52116%
     8        482,617,968       6.66256%       9.74963%        38         68,585,701        8.95416%           9.52688%
     9        467,734,691       6.43913%       9.74956%        39         68,585,701        9.26453%           9.51613%
     10       451,828,572       6.66173%       9.74955%        40         68,585,701        8.96067%           9.51599%
     11       434,980,213       6.44009%       9.74956%        41         68,585,701        8.99584%           9.45500%
     12       417,479,330       6.44464%       9.74942%
     13       400,448,320       6.66807%       9.74902%
     14       383,883,945       6.44479%       9.74906%
     15       367,773,418       6.66782%       9.74894%
     16       352,104,349       6.44455%       9.74898%
     17       336,864,681       6.44597%       9.74898%
     18       322,042,804       7.16812%       9.74841%
     19       307,627,501       6.45039%       9.74809%
     20       293,607,381       6.67424%       9.74799%
     21       279,971,660       6.45391%       9.74798%
     22       266,709,964       6.69066%       9.74787%
     23       253,812,612       6.56063%       9.74794%
     24       241,273,841       7.10928%       9.74733%
     25       229,043,598       7.36506%       9.74648%
     26       217,136,477       7.11923%       9.74638%
     27       205,557,464       7.36649%       9.74603%
     28       194,232,165       7.12654%       9.74586%
     29       183,222,867       7.18761%       9.74438%
     30       172,521,806       8.15387%       9.73916%
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                            Class 3-AV Corridor Contract Agreement Schedule and Strike Rates
---------------------------------------------------------------------------------------------------------------------------
             Notional Schedule  Cap Strike    Cap Ceiling              Notional Schedule    Cap Strike      Cap Ceiling
    Period        ($)               (%)           (%)       Period           ($)               (%)               (%)
---------------------------------------------------------------------------------------------------------------------------
     1         303,462,000       7.33757%      8.75000%       31          88,624,203         7.63515%         9.22893%
     2         299,954,929       6.35794%      8.75000%       32          82,309,026         7.89002%         9.22800%
     3         295,727,930       6.57788%      8.75000%       33          75,375,580         7.62825%         9.20946%
     4         290,788,859       6.35727%      8.74941%       34          65,117,507         7.90427%         9.20575%
     5         285,165,191       6.35819%      8.74942%       35          55,273,378         7.68267%         9.18764%
     6         278,869,313       7.06822%      8.74937%       36          45,986,240         8.93694%         9.05543%
     7         271,917,392       6.36178%      8.74836%       37          37,363,050         9.28360%        10.03564%
     8         264,329,292       6.58173%      8.74806%       38          37,363,050         8.97919%        10.04120%
     9         256,130,841       6.36117%      8.74701%       39          37,363,050         9.29049%        10.00572%
     10        247,349,202       6.58129%      8.74613%       40          37,363,050         8.98877%        10.00919%
     11        238,124,570       6.36227%      8.74628%       41          37,363,050         9.00838%         9.97698%
     12        228,605,686       6.36459%      8.74628%
     13        219,323,169       6.58724%      8.74567%
     14        210,294,019       6.36654%      8.74551%
     15        201,511,241       6.58700%      8.74405%
     16        192,968,164       6.36634%      8.74342%
     17        184,658,236       6.36776%      8.74343%
     18        176,575,145       7.07932%      8.74275%
     19        168,712,754       6.37193%      8.74281%
     20        161,065,034       6.59251%      8.74228%
     21        153,626,070       6.40383%      8.74127%
     22        146,383,115       6.63131%      8.74014%
     23        139,338,523       6.46114%      8.74048%
     24        132,485,926       7.03386%      8.74050%
     25        125,772,915       7.29719%      9.23910%
     26        119,118,045       7.05245%      9.23915%
     27        112,655,403       7.32222%      9.23746%
     28        106,379,558       7.07941%      9.23742%
     29        100,284,147       7.10769%      9.23429%
     30         94,349,489       8.16086%      9.22849%
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                      Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates
---------------------------------------------------------------------------------------------------------------------------
             Notional Schedule  Cap Strike    Cap Ceiling              Notional Schedule    Cap Strike      Cap Ceiling
    Period        ($)               (%)           (%)       Period           ($)               (%)               (%)
---------------------------------------------------------------------------------------------------------------------------
       1       268,640,000       6.84509%       7.70000%       31          268,640,000        7.07226%         8.68558%
       2       268,640,000       5.85810%       7.70000%       32          268,640,000        7.32913%         8.68488%
       3       268,640,000       6.07959%       7.70000%       33          268,640,000        7.05963%         8.67760%
       4       268,640,000       5.85722%       7.69979%       34          268,640,000        7.32824%         8.67289%
       5       268,640,000       5.85824%       7.69979%       35          268,640,000        7.12488%         8.63613%
       6       268,640,000       6.57531%       7.69961%       36          268,640,000        8.38842%         8.48952%
       7       268,640,000       5.86230%       7.69918%       37          268,640,000        8.71645%         9.47629%
       8       268,640,000       6.08391%       7.69907%       38          260,137,798        8.41304%         9.48196%
       9       268,640,000       5.86150%       7.69866%       39          243,065,283        8.72375%         9.46244%
       10      268,640,000       6.08322%       7.69834%       40          229,065,421        8.42066%         9.46358%
       11      268,640,000       5.86251%       7.69840%       41          217,539,779        8.45030%         9.41281%
       12      268,640,000       5.86627%       7.69831%
       13      268,640,000       6.08942%       7.69783%
       14      268,640,000       5.86706%       7.69781%
       15      268,640,000       6.08918%       7.69721%
       16      268,640,000       5.86683%       7.69701%
       17      268,640,000       5.86825%       7.69702%
       18      268,640,000       6.58664%       7.69640%
       19      268,640,000       5.87258%       7.69622%
       20      268,640,000       6.09527%       7.69597%
       21      268,640,000       5.88616%       7.69560%
       22      268,640,000       6.11962%       7.69513%
       23      268,640,000       5.97536%       7.69529%
       24      268,640,000       6.53255%       7.69491%
       25      268,640,000       6.79100%       8.69386%
       26      268,640,000       6.54556%       8.69382%
       27      268,640,000       6.80080%       8.69299%
       28      268,640,000       6.55983%       8.69286%
       29      268,640,000       6.60928%       8.69081%
       30      268,640,000       7.60635%       8.68538%
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------



                 Class AF-1 Available Funds Rate Schedule (1)
                 --------------------------------------------

            --------------------------------------------------------
                                 Available
                                 Funds Rate         Available Funds
            Period                  (%)                Rate (%)
            --------------------------------------------------------
                                    (2)                  (3)
               1                   6.984                6.984
               2                   6.082                9.000
               3                   6.284                9.000
               4                   6.082                9.000
               5                   6.081                9.000
               6                   6.733                9.000
               7                   6.081                9.000
               8                   6.283                9.000
               9                   6.081                9.000
               10                  6.283                9.000
               11                  6.080                9.000
               12                  6.049                9.000
               13                  6.249                9.000
               14                  6.048                9.000
               15                  6.249                9.000
               16                  6.047                9.000
               17                  6.047                9.000
               18                  6.695                9.000
               19                  6.047                9.000
               20                  6.249                9.000
               21                  6.047                9.000
               22                  6.249                9.000


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.704%, 6-Month LIBOR stays at 3.922%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                          Class 2-AV-1 Available Funds Rate Schedule (1)
                          ----------------------------------------------


-------------------------------------------------------------------------------------------------
              Available Funds   Available Funds               Available Funds    Available Funds
  Period         Rate (%)          Rate (%)         Period        Rate (%)           Rate (%)
-------------------------------------------------------------------------------------------------
                   (2)                (3)                           (2)               (3)
     1            7.677              7.677            49           10.294           12.321
     2            6.686             10.000            50           9.961            11.924
     3            6.908             10.000            51           10.294           12.321
     4            6.685             10.000            52           9.962            11.924
     5            6.686             10.000            53           9.962            11.955
     6            7.407             10.000            54           11.029           14.143
     7            6.690             10.000            55           9.962            12.775
     8            6.912             10.000            56           10.294           13.201
     9            6.689             10.000            57           9.962            12.775
    10            6.912             10.000            58           10.294           13.202
    11            6.690             10.000            59           9.962            12.788
    12            6.695             10.000            60           9.962            13.277
    13            6.918             10.000            61           10.294           13.720
    14            6.695             10.000            62           9.962            13.277
    15            6.918             10.000            63           10.294           13.720
    16            6.694             10.000            64           9.962            13.278
    17            6.696             10.000            65           9.962            13.278
    18            7.418             10.000            66           11.029           14.700
    19            6.700             10.000            67           9.962            13.278
    20            6.924             10.000            68           10.294           13.720
    21            6.703             10.000            69           9.962            13.278
    22            6.940             10.000            70           10.294           13.720
    23            6.810             10.000            71           9.962            13.278
    24            7.358             10.000            72           9.962            13.278
    25            7.614             10.000            73           10.294           13.720
    26            7.368             10.000            74           9.962            13.278
    27            7.615             10.000            75           10.294           13.720
    28            7.374             10.000            76           9.962            13.278
    29            7.424             10.000            77           9.962            13.278
    30            8.383             10.000            78           10.649           14.193
    31            7.846             10.000            79           9.962            13.278
    32            8.103             10.000            80           10.294           13.720
    33            7.830             10.000            81           9.962            13.278
    34            8.092             10.000            82           10.294           13.720
    35            7.891             10.000            83           9.962            13.278
    36            9.031             10.000            84           9.962            13.278
    37            9.340             10.000            85           10.294           13.720
    38            9.042             10.000            86           9.962            13.278
    39            9.346             10.000            87           10.294           13.720
    40            9.047             10.000            88           9.962            13.278
    41            9.074             10.000            89           9.962            13.278
    42            10.924            11.946            90           11.030           14.701
    43            9.868             10.799            91           9.962            13.278
    44            10.197            11.159    --------------------------------------------------
    45            9.868             10.801
    46            10.197            11.164
    47            9.869             10.867
    48            9.961             11.918
---------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.704%, 6-Month LIBOR stays at 3.922%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                           Class 3-AV Available Funds Rate Schedule (1)
                           --------------------------------------------


-------------------------------------------------------------------------------------------------
              Available Funds   Available Funds               Available Funds    Available Funds
  Period         Rate (%)          Rate (%)         Period        Rate (%)           Rate (%)
-------------------------------------------------------------------------------------------------
                   (2)                (3)                           (2)                (3)
     1            7.588              7.588            49           10.323            12.395
     2            6.608              9.000            50           9.990             11.995
     3            6.828              9.000            51           10.323            12.395
     4            6.607              9.000            52           9.990             11.999
     5            6.608              9.000            53           9.991             12.018
     6            7.318              9.000            54           11.061            14.134
     7            6.612              9.000            55           9.991             12.789
     8            6.832              9.000            56           10.324            13.215
     9            6.611              9.000            57           9.991             12.789
    10            6.831              9.000            58           10.324            13.215
    11            6.612              9.000            59           9.991             12.797
    12            6.614              9.000            60           9.991             13.255
    13            6.837              9.000            61           10.324            13.710
    14            6.616              9.000            62           9.991             13.268
    15            6.836              9.000            63           10.324            13.710
    16            6.616              9.000            64           9.991             13.268
    17            6.617              9.000            65           9.991             13.268
    18            7.329              9.000            66           11.061            14.690
    19            6.621              9.000            67           9.991             13.268
    20            6.841              9.000            68           10.324            13.710
    21            6.653              9.000            69           9.991             13.268
    22            6.880              9.000            70           10.324            13.711
    23            6.710              9.000            71           9.991             13.268
    24            7.281              9.000            72           9.991             13.268
    25            7.544              9.500            73           10.324            13.711
    26            7.300              9.500            74           9.991             13.268
    27            7.567              9.500            75           10.324            13.711
    28            7.324              9.500            76           9.991             13.268
    29            7.351              9.500            77           9.991             13.268
    30            8.402              9.500            78           10.680            14.184
    31            7.874              9.500            79           9.991             13.268
    32            8.129              9.500            80           10.324            13.711
    33            7.862              9.500            81           9.991             13.269
    34            8.137              9.500            82           10.324            13.711
    35            7.906              9.500            83           9.991             13.269
    36            9.007              9.500            84           9.991             13.269
    37            9.344             10.500            85           10.325            13.711
    38            9.045             10.500            86           9.992             13.269
    39            9.349             10.500            87           10.325            13.711
    40            9.052             10.500            88           9.992             13.269
    41            9.068             10.500            89           9.992             13.269
    42            10.847            11.954            90           11.062            14.690
    43            9.804             10.839            91           9.992             13.269
    44            10.131            11.200    -----------------------------------------------
    45            9.804             10.856
    46            10.131            11.224
    47            9.809             10.894
    48            9.990             11.962
---------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.704%, 6-Month LIBOR stays at 3.922%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                   Floating Rate Subordinate Available Funds Rate Schedule (1)
                   -----------------------------------------------------------


-------------------------------------------------------------------------------------------------
              Available Funds   Available Funds               Available Funds    Available Funds
  Period         Rate (%)          Rate (%)         Period        Rate (%)           Rate (%)
-------------------------------------------------------------------------------------------------
                   (2)                (3)                           (2)                (3)
     1            7.645              7.645            49           10.304            12.347
     2            6.658              8.500            50           9.972             11.949
     3            6.880              8.500            51           10.304            12.348
     4            6.657              8.500            52           9.972             11.951
     5            6.658              8.500            53           9.972             11.978
     6            7.375              8.500            54           11.040            14.140
     7            6.662              8.500            55           9.972             12.780
     8            6.884              8.500            56           10.304            13.206
     9            6.661              8.500            57           9.972             12.780
    10            6.883              8.500            58           10.304            13.206
    11            6.662              8.500            59           9.972             12.792
    12            6.666              8.500            60           9.972             13.269
    13            6.889              8.500            61           10.304            13.717
    14            6.667              8.500            62           9.972             13.274
    15            6.889              8.500            63           10.305            13.717
    16            6.667              8.500            64           9.972             13.274
    17            6.668              8.500            65           9.972             13.274
    18            7.386              8.500            66           11.041            14.696
    19            6.672              8.500            67           9.972             13.274
    20            6.895              8.500            68           10.305            13.717
    21            6.685              8.500            69           9.972             13.274
    22            6.919              8.500            70           10.305            13.717
    23            6.774              8.500            71           9.972             13.274
    24            7.331              8.500            72           9.972             13.274
    25            7.589              9.500            73           10.305            13.717
    26            7.344              9.500            74           9.972             13.274
    27            7.598              9.500            75           10.305            13.717
    28            7.356              9.500            76           9.972             13.274
    29            7.398              9.500            77           9.972             13.274
    30            8.389              9.500            78           10.660            14.190
    31            7.856              9.500            79           9.972             13.274
    32            8.112              9.500            80           10.305            13.717
    33            7.842              9.500            81           9.973             13.275
    34            8.108              9.500            82           10.305            13.717
    35            7.896              9.500            83           9.973             13.275
    36            9.022              9.500            84           9.973             13.275
    37            9.341             10.500            85           10.305            13.717
    38            9.043             10.500            86           9.973             13.275
    39            9.347             10.500            87           10.305            13.717
    40            9.049             10.500            88           9.973             13.275
    41            9.072             10.500            89           9.973             13.275
    42            10.896            11.949            90           11.041            14.697
    43            9.845             10.813            91           9.973             13.275
    44            10.173            11.174     ------------------------------------------------
    45            9.845             10.820
    46            10.173            11.186
    47            9.848             10.877
    48            9.972             11.934
----------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.704%, 6-Month LIBOR stays at 3.922%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                    Group 1

                              Fixed $499,989,430

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                         Range
(As of Calculation Date)                                                                 -----

Total Number of Loans                                                2,683
Total Outstanding Balance                                     $499,989,430
Average Loan Balance                                              $186,355           $6,001 to $1,000,000
WA Mortgage Rate                                                    6.794%           5.000% to 14.375%
Net WAC                                                             6.285%           4.491% to 13.866%
WA Original Term (months)                                              354              180 to 360
WA Remaining Term (months) WA LTV                                      353               37 to 360
   Percentage of Pool with CLTV > 100%                              76.19%           12.89% to 100.00%
                                                                     0.00%
   Second Liens w/100% CLTV                                          0.00%
WA FICO                                                               620

Secured by (% of pool)          1st Liens                         100.00%
                                2nd Liens                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                   82.68%


-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States:       Top 5 Prop:         Doc Types:           Purpose Codes:         Occ Codes:          Grades:      Orig PP Term:

CA     32.50%    SFR       80.84%    FULL       86.18%    RCO         81.09%      OO       99.29%     A     78.54%   0       17.32%
FL      9.01%    PUD       12.21%    STATED     13.80%    PUR         12.60%      INV       0.57%     A-     5.44%   12       6.87%
NY      5.71%    CND        3.25%    STREAM      0.02%    RNC          6.31%      2H        0.14%     B      8.50%   24       5.33%
TX      5.37%    2 FAM      2.60%                                                                     C      5.63%   36      18.31%
WA      3.74%    3 FAM      0.57%                                                                     C-     1.58%   42       0.11%
                                                                                                      D      0.30%   60      52.06%
===================================================================================================================================


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-1

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                                     GROUP 1

                                               Fixed $499,989,430

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                     Program
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
15Yr Fixed                             $14,166,338      131     2.83     $108,140    7.065   172.76    612   68.7
15Yr Fixed - CC                         $1,857,628       18     0.37     $103,202    8.289   177.77    600   81.0
30Yr Fixed                            $380,239,852    1,998    76.05     $190,310    6.679   358.61    622   75.6
30Yr Fixed - CC                        $43,416,913      310     8.68     $140,055    8.161   358.94    584   81.6
30Yr Fixed - IO - 60                   $60,133,208      225    12.03     $267,259    6.427   359.44    638   77.6
30/15 Fixed Balloon                       $175,492        1     0.04     $175,492    6.200   177.00    700   73.8
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                  Original Term
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Fixed 180                              $16,199,457      150     3.24     $107,996    7.196   173.38    611   70.2
Fixed 360                             $483,789,973    2,533    96.76     $190,995    6.781   358.74    620   76.4
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                         $84,833        6     0.02      $14,139    9.922    93.71    606   59.8
$25,000.01 - $50,000.00                 $1,866,972       44     0.37      $42,431    8.361   223.92    609   66.8
$50,000.01 - $75,000.00                $11,692,380      185     2.34      $63,202    8.133   317.86    608   77.8
$75,000.01 - $100,000.00               $27,850,395      316     5.57      $88,134    7.771   345.45    605   79.4
$100,000.01 - $150,000.00              $88,182,548      705    17.64     $125,082    7.199   349.44    607   77.3
$150,000.01 - $200,000.00              $91,404,630      525    18.28     $174,104    7.001   352.91    611   76.3
$200,000.01 - $250,000.00              $69,237,843      310    13.85     $223,348    6.639   357.14    620   73.2
$250,000.01 - $300,000.00              $60,840,176      223    12.17     $272,826    6.490   356.74    624   76.0
$300,000.01 - $350,000.00              $36,701,796      113     7.34     $324,795    6.433   356.30    626   78.6
$350,000.01 - $400,000.00              $40,473,006      108     8.09     $374,750    6.382   356.13    626   77.4
$400,000.01 - $450,000.00              $29,365,536       69     5.87     $425,587    6.206   354.39    640   76.5
$450,000.01 - $500,000.00              $20,054,592       42     4.01     $477,490    6.411   359.34    636   75.1
$500,000.01 - $550,000.00               $6,288,858       12     1.26     $524,071    6.009   359.50    670   75.3
$550,000.01 - $600,000.00               $7,559,173       13     1.51     $581,475    6.000   359.70    654   75.1
$600,000.01 - $650,000.00               $3,149,731        5     0.63     $629,946    5.930   359.42    679   59.0
$650,000.01 - $700,000.00               $1,998,427        3     0.40     $666,142    7.041   359.33    613   74.2
$700,000.01 - $750,000.00               $1,448,000        2     0.29     $724,000    5.500   360.00    749   72.5
$750,000.01 - $800,000.00                 $790,535        1     0.16     $790,535    6.500   359.00    574   75.0
> $900,000.00                           $1,000,000        1     0.20   $1,000,000    5.700   360.00    670   55.6
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-2

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------



                                                     GROUP 1

                                               Fixed $499,989,430

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Alabama                                 $4,368,843       35     0.87     $124,824    7.237   346.38    600   83.8
Alaska                                    $639,797        3     0.13     $213,266    6.871   359.58    593   81.0
Arizona                                $13,799,390       87     2.76     $158,614    6.860   353.80    615   76.8
Arkansas                                $1,137,706       11     0.23     $103,428    8.543   348.65    609   87.4
California                            $162,482,956      583    32.50     $278,701    6.259   355.75    631   71.2
Colorado                                $6,154,346       34     1.23     $181,010    6.862   355.41    622   83.4
Connecticut                             $6,807,532       37     1.36     $183,987    6.857   359.41    632   79.4
Delaware                                $1,193,057        6     0.24     $198,843    6.712   359.88    606   81.0
District of Columbia                      $685,542        3     0.14     $228,514    6.740   359.21    578   65.3
Florida                                $45,028,646      280     9.01     $160,817    6.950   352.57    613   74.9
Georgia                                 $8,479,430       65     1.70     $130,453    7.513   348.87    631   83.9
Hawaii                                  $8,211,352       28     1.64     $293,263    6.351   356.03    641   71.4
Idaho                                   $2,586,442       19     0.52     $136,129    7.080   337.54    633   80.9
Illinois                                $9,416,813       54     1.88     $174,385    7.015   341.88    625   81.2
Indiana                                 $2,385,198       23     0.48     $103,704    7.866   351.02    598   85.4
Iowa                                    $1,031,887       10     0.21     $103,189    7.556   359.78    608   87.0
Kansas                                  $1,106,849       12     0.22      $92,237    8.158   359.44    609   84.3
Kentucky                                $2,309,479       22     0.46     $104,976    7.793   350.30    604   88.0
Louisiana                               $3,949,814       34     0.79     $116,171    7.275   356.88    618   84.5
Maine                                   $1,375,816       11     0.28     $125,074    7.170   359.18    593   72.8
Maryland                               $16,490,801       72     3.30     $229,039    7.041   351.70    609   76.7
Massachusetts                          $13,617,099       64     2.72     $212,767    6.860   356.36    603   72.2
Michigan                                $6,144,896       48     1.23     $128,019    7.542   349.25    606   82.5
Minnesota                               $4,853,661       30     0.97     $161,789    6.841   350.47    627   81.7
Mississippi                             $2,248,627       18     0.45     $124,924    7.918   349.26    607   88.2
Missouri                                $4,982,991       38     1.00     $131,131    7.068   354.77    613   85.2
Montana                                   $505,751        5     0.10     $101,150    7.783   330.12    605   79.4
Nebraska                                $1,027,865        8     0.21     $128,483    7.062   359.66    639   86.0
Nevada                                  $9,763,452       44     1.95     $221,897    6.524   355.74    625   74.9
New Hampshire                           $3,162,383       17     0.63     $186,023    6.721   345.41    605   77.2
New Jersey                             $11,755,519       50     2.35     $235,110    6.820   357.73    625   76.1
New Mexico                              $1,937,566       12     0.39     $161,464    7.819   335.91    610   88.0
New York                               $28,573,457      110     5.71     $259,759    6.599   354.05    616   73.8
North Carolina                          $5,767,618       51     1.15     $113,091    7.938   336.48    611   85.3
North Dakota                              $153,000        2     0.03      $76,500    8.340   360.00    640   90.0
Ohio                                    $5,681,039       54     1.14     $105,204    7.655   339.62    611   84.7
Oklahoma                                $2,157,066       24     0.43      $89,878    8.007   346.45    580   84.3
Oregon                                  $9,459,502       58     1.89     $163,095    7.005   350.89    624   79.7
Pennsylvania                            $9,066,182       72     1.81     $125,919    7.102   338.62    607   81.0
Rhode Island                              $677,182        4     0.14     $169,295    6.550   359.47    581   65.6
South Carolina                          $2,816,256       21     0.56     $134,107    8.096   359.24    599   85.7
South Dakota                              $119,200        1     0.02     $119,200    8.000   360.00    528   80.0
Tennessee                               $8,210,749       72     1.64     $114,038    7.523   343.71    611   86.5
Texas                                  $26,859,857      230     5.37     $116,782    7.473   343.93    614   81.0
Utah                                    $2,890,178       19     0.58     $152,115    7.083   349.03    631   84.1


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-3

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                                     GROUP 1

                                               Fixed $499,989,430

                                                 Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Vermont                                   $573,512        5     0.11     $114,702    7.271   359.45    563   66.5
Virginia                               $13,802,669       66     2.76     $209,131    6.796   353.89    608   75.5
Washington                             $18,705,716       94     3.74     $198,997    6.773   357.49    619   79.3
West Virginia                           $1,058,892        9     0.21     $117,655    7.481   359.29    602   87.2
Wisconsin                               $2,518,482       20     0.50     $125,924    7.569   355.31    604   79.3
Wyoming                                 $1,257,367        8     0.25     $157,171    7.463   359.44    588   80.1
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                               Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
<= 50.00                               $29,977,587      175     6.00     $171,300    6.424   342.71    616   42.3
50.01 - 55.00                          $17,069,260       87     3.41     $196,198    6.315   350.72    615   52.6
55.01 - 60.00                          $27,030,869      124     5.41     $217,991    6.478   355.25    616   57.7
60.01 - 65.00                          $30,692,509      153     6.14     $200,605    6.351   351.06    620   63.0
65.01 - 70.00                          $33,537,628      176     6.71     $190,555    6.618   349.37    618   68.1
70.01 - 75.00                          $44,990,204      228     9.00     $197,325    6.778   351.90    610   73.6
75.01 - 80.00                         $130,765,932      729    26.15     $179,377    6.739   352.67    622   79.2
80.01 - 85.00                          $69,631,325      350    13.93     $198,947    6.852   355.33    615   84.0
85.01 - 90.00                          $81,843,564      425    16.37     $192,573    7.061   355.71    624   89.2
90.01 - 95.00                          $17,410,576      106     3.48     $164,251    7.628   349.59    634   94.1
95.01 - 100.00                         $17,039,976      130     3.41     $131,077    7.664   359.20    643   99.9
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             $393,527        2     0.08     $196,763    5.000   359.00    636   74.7
5.001 - 5.500                          $21,043,717       59     4.21     $356,673    5.488   358.10    698   68.9
5.501 - 6.000                         $103,102,827      390    20.62     $264,366    5.867   356.57    642   71.2
6.001 - 6.500                         $117,918,529      539    23.58     $218,773    6.332   354.45    624   74.4
6.501 - 7.000                         $108,052,332      584    21.61     $185,021    6.789   353.97    618   76.9
7.001 - 7.500                          $41,827,828      264     8.37     $158,439    7.308   347.35    608   80.6
7.501 - 8.000                          $59,704,313      419    11.94     $142,492    7.805   349.07    592   80.8
8.001 - 8.500                          $21,813,855      174     4.36     $125,367    8.302   346.08    585   84.5
8.501 - 9.000                          $13,522,407      125     2.70     $108,179    8.792   343.57    579   83.7
9.001 - 9.500                           $5,666,208       51     1.13     $111,102    9.287   351.20    560   80.2
9.501 - 10.000                          $3,725,459       41     0.75      $90,865    9.776   339.98    564   85.9
10.001 - 10.500                         $2,445,409       22     0.49     $111,155   10.325   338.22    569   78.0
10.501 - 11.000                           $494,154        8     0.10      $61,769   10.828   287.38    549   79.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-4

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------



                                                     GROUP 1

                                               Fixed $499,989,430

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
11.001 - 11.500                           $272,865        4     0.05      $68,216   11.336   329.54    550   76.7
> 14.000                                    $6,001        1     0.00       $6,001   14.375    37.00    587   29.7
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                  Property Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
SFR                                   $404,180,359    2,200    80.84     $183,718    6.790   352.32    619   76.1
PUD                                    $61,038,066      300    12.21     $203,460    6.766   353.86    624   77.9
CND                                    $16,234,409       96     3.25     $169,108    6.826   356.25    628   77.1
2 FAM                                  $12,991,237       51     2.60     $254,730    6.637   359.44    634   73.3
3 FAM                                   $2,861,625        9     0.57     $317,958    7.483   359.69    649   71.5
MNF                                     $1,802,765       23     0.36      $78,381    8.141   314.79    611   69.2
CNDP                                      $721,395        3     0.14     $240,465    7.291   359.42    558   69.2
4 FAM                                     $159,575        1     0.03     $159,575    8.100   356.00    647   94.1
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                     Purpose
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
RCO                                   $405,456,379    2,098    81.09     $193,259    6.728   352.46    616   74.6
PUR                                    $63,006,227      397    12.60     $158,706    7.181   357.39    641   85.1
RNC                                    $31,526,824      188     6.31     $167,696    6.871   347.02    627   78.9
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                    Occupancy
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
OO                                    $496,421,701    2,657    99.29     $186,835    6.790   352.70    620   76.2
INV                                     $2,872,971       21     0.57     $136,808    7.451   357.25    656   74.4
2H                                        $694,757        5     0.14     $138,951    6.869   359.51    641   54.4
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-5

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     GROUP 1

                                               Fixed $499,989,430

                                                 Detailed Report



-----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
1 - 120                                 $1,099,844       30     0.22      $36,661    8.292    95.90    631   67.7
121 - 180                              $15,099,613      120     3.02     $125,830    7.116   179.02    610   70.4
181 - 300                               $3,124,703       37     0.62      $84,451    8.875   272.99    613   75.9
301 - 360                             $480,665,269    2,496    96.14     $192,574    6.767   359.30    620   76.4
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
FULL                                  $430,871,040    2,317    86.18     $185,961    6.767   353.39    617   77.2
STATED INCOME                          $68,998,577      365    13.80     $189,037    6.959   348.64    640   70.2
STREAMLINE                                $119,813        1     0.02     $119,813    8.875   358.00    584   93.8
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
801 - 820                                 $900,775        3     0.18     $300,258    5.613   359.76    809   47.5
781 - 800                               $3,099,562        8     0.62     $387,445    5.631   359.70    786   68.2
761 - 780                               $4,773,332       18     0.95     $265,185    6.002   359.66    768   73.2
741 - 760                               $5,344,105       27     1.07     $197,930    6.158   353.97    751   75.8
721 - 740                               $5,768,168       34     1.15     $169,652    6.280   348.12    730   76.3
701 - 720                              $14,206,267       61     2.84     $232,890    6.280   355.18    710   78.2
681 - 700                              $24,832,431      107     4.97     $232,079    6.244   352.23    689   78.4
661 - 680                              $46,102,577      213     9.22     $216,444    6.460   351.80    670   77.8
641 - 660                              $58,849,521      310    11.77     $189,837    6.598   351.61    650   77.2
621 - 640                              $72,819,107      393    14.56     $185,290    6.677   353.18    630   78.0
601 - 620                              $86,730,806      449    17.35     $193,164    6.653   353.96    611   77.1
581 - 600                              $66,948,824      382    13.39     $175,259    6.853   355.66    590   75.6
561 - 580                              $41,154,922      242     8.23     $170,062    7.268   353.09    571   75.4
541 - 560                              $34,508,995      211     6.90     $163,550    7.517   350.29    550   72.9
521 - 540                              $20,423,998      130     4.08     $157,108    7.730   347.81    531   72.0
501 - 520                              $12,317,726       85     2.46     $144,914    7.952   345.00    512   70.5
<= 500                                  $1,208,314       10     0.24     $120,831    8.233   335.50    495   62.6
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-6

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     GROUP 1

                                               Fixed $499,989,430

                                                 Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                                      Grade
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
A                                     $392,702,459    2,074    78.54     $189,345    6.731   353.14    626   77.6
A-                                     $27,220,031      153     5.44     $177,909    7.125   350.61    597   75.9
B                                      $42,510,564      240     8.50     $177,127    7.032   351.51    597   70.5
C                                      $28,145,246      160     5.63     $175,908    6.993   351.81    595   67.6
C-                                      $7,897,199       48     1.58     $164,525    6.865   349.30    608   69.9
D                                       $1,513,930        8     0.30     $189,241    6.575   357.56    602   61.0
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                 Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
 0                                     $86,622,112      564    17.32     $153,585    7.304   349.00    614   79.2
12                                     $34,327,691      135     6.87     $254,279    6.582   353.62    617   73.7
24                                     $26,673,262      135     5.33     $197,580    6.879   353.80    613   75.0
36                                     $91,542,873      467    18.31     $196,023    6.747   353.71    629   74.5
42                                        $526,115        3     0.11     $175,372    6.307   359.59    600   80.5
60                                    $260,297,378    1,379    52.06     $188,758    6.661   353.40    620   76.3
-----------------------------------------------------------------------------------------------------------------
                                      $499,989,430    2,683   100.00     $186,355    6.794   352.74    620   76.2
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-7

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------


                                    Group 2

                               ARM $453,875,908

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loans                                                   2,671
Total Outstanding Balance                                        $453,875,908
Average Loan Balance                                                 $169,927            $9,219 to $394,400
WA Mortgage Rate                                                       7.418%            4.600% to 15.875%
Net WAC                                                                6.909%            4.091% to 15.366%
ARM Characteristics
        WA Gross Margin                                                6.884%            3.000% to 12.100%
        WA Months to First Roll                                            30                 1 to 36
        WA First Periodic Cap                                          1.775%            1.000% to 6.000%
        WA Subsequent Periodic Cap                                     1.407%            1.000% to 2.000%
        WA Lifetime Cap                                               14.235%            8.500% to 22.875%
        WA Lifetime Floor                                              7.402%            1.500% to 15.875%
WA Original Term (months)                                                 360               360 to 360
WA Remaining Term (months)                                                359               269 to 360
WA LTV                                                                 80.24%             6.99% to 100.00%
     Percentage of Pool with CLTV > 100%                                0.00%

     Second Liens w/100% CLTV                                           0.00%
WA FICO                                                                   589
Secured by (% of pool)       1st Liens                                100.00%
                             2nd Liens                                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)                       68.67%


  Top 5 States:            Top 5 Prop:           Doc Types:       Purpose Codes:   Occ Codes:        Grades:         Orig PP Term:
  -------------            -----------           ----------       --------------   ----------        -------         -------------
CA          21.62%      SFR        76.15%    FULL      80.39%    RCO      74.90%  OO     100.00    A     75.42%    0        31.33%
FL           8.49%      PUD        14.02%    STATED    19.61%    PUR      21.00%                   A-     7.64%    6         0.02%
AZ           5.40%      CND         6.76%                        RNC       4.10%                   B      9.81%    12        4.05%
IL           5.13%      2 FAM       2.67%                                                          C      5.42%    24       36.41%
GA           4.72%      CNDP        0.22%                                                          C-     1.24%    30        0.04%
                                                                                                   D      0.46%    36       28.15%


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-1

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Group 2 ARM

                                                  $453,875,908

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                     Program
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
30Y LIB6M                               $3,086,127       13     0.68     $237,394    6.441   359.01    551   79.1
2/28 LIB6M                            $100,157,922      613    22.07     $163,390    7.576   357.40    578   78.2
2/28 LIB6M - IO - 24                   $65,640,738      292    14.46     $224,797    6.784   359.14    602   81.1
2/28 LIB6M - IO - 60                    $5,201,164       22     1.15     $236,417    7.224   358.82    608   81.3
3/27 LIB6M                            $205,998,040    1,356    45.39     $151,916    7.711   358.99    583   80.4
3/27 LIB6M - IO - 36                   $68,510,817      347    15.09     $197,438    6.988   359.13    607   82.0
3/27 LIB6M - IO - 60                    $5,281,100       28     1.16     $188,611    7.220   358.70    612   79.4
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                  Original Term
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
ARM 360                               $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        $134,889        7     0.03      $19,270   11.174   299.13    582   73.0
$25,000.01 - $50,000.00                 $1,082,791       27     0.24      $40,103   10.571   316.81    572   74.5
$50,000.01 - $75,000.00                 $9,046,301      139     1.99      $65,081    8.767   350.48    594   80.2
$75,000.01 - $100,000.00               $30,094,203      338     6.63      $89,036    8.074   357.85    586   81.3
$100,000.01 - $150,000.00              $95,431,140      766    21.03     $124,584    7.731   358.63    587   81.9
$150,000.01 - $200,000.00             $100,468,171      575    22.14     $174,727    7.427   359.06    586   80.1
$200,000.01 - $250,000.00              $78,411,114      349    17.28     $224,674    7.298   359.21    590   78.9
$250,000.01 - $300,000.00              $73,143,341      268    16.12     $272,923    7.040   359.28    592   77.9
$300,000.01 - $350,000.00              $59,216,276      183    13.05     $323,586    6.965   359.17    592   81.8
$350,000.01 - $400,000.00               $6,847,683       19     1.51     $360,404    7.020   359.32    582   82.0
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Alabama                                 $4,494,107       37     0.99     $121,462    7.752   358.85    587   87.5
Alaska                                    $800,344        5     0.18     $160,069    7.611   359.33    585   85.7
Arizona                                $24,497,054      140     5.40     $174,979    7.281   359.15    588   80.4
Arkansas                                $1,108,948       11     0.24     $100,813    8.938   357.21    576   89.3
California                             $98,149,638      397    21.62     $247,228    6.740   359.06    592   75.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-2

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Colorado                               $10,602,648       59     2.34     $179,706    6.980   359.16    592   82.7
Connecticut                             $7,003,792       39     1.54     $179,584    7.422   358.73    586   82.3
Delaware                                $1,220,221        8     0.27     $152,528    7.391   359.34    573   80.6
District of Columbia                    $2,433,120       12     0.54     $202,760    7.218   357.54    606   73.2
Florida                                $38,552,540      239     8.49     $161,308    7.646   359.32    584   79.9
Georgia                                $21,404,457      153     4.72     $139,898    8.042   358.84    595   85.3
Hawaii                                  $3,101,453       12     0.68     $258,454    7.538   359.39    595   82.5
Idaho                                   $2,401,697       19     0.53     $126,405    7.442   356.67    593   85.1
Illinois                               $23,275,012      145     5.13     $160,517    7.499   359.07    594   82.0
Indiana                                 $2,773,659       28     0.61      $99,059    8.312   350.36    594   87.0
Iowa                                    $2,269,345       23     0.50      $98,667    8.415   358.16    601   88.7
Kansas                                  $1,923,993       18     0.42     $106,889    8.930   355.54    584   89.7
Kentucky                                $2,164,755       20     0.48     $108,238    7.980   357.27    593   86.3
Louisiana                               $2,575,529       21     0.57     $122,644    8.026   357.27    579   84.4
Maine                                     $921,931        5     0.20     $184,386    6.570   358.62    596   76.2
Maryland                               $18,196,317       98     4.01     $185,677    7.488   359.32    577   79.2
Massachusetts                          $15,256,298       65     3.36     $234,712    7.201   359.17    590   77.7
Michigan                               $11,422,472       89     2.52     $128,342    7.976   357.35    582   84.8
Minnesota                              $12,228,057       66     2.69     $185,274    7.213   359.24    600   84.5
Mississippi                               $804,688       10     0.18      $80,469    8.459   356.91    562   86.6
Missouri                                $5,873,314       48     1.29     $122,361    8.100   359.08    584   84.4
Montana                                   $688,433        5     0.15     $137,687    7.095   359.55    604   71.0
Nebraska                                  $401,493        4     0.09     $100,373    7.153   359.83    618   81.3
Nevada                                 $10,386,649       49     2.29     $211,972    7.230   358.63    590   79.1
New Hampshire                           $3,567,112       18     0.79     $198,173    7.209   359.55    595   81.8
New Jersey                             $20,133,671      100     4.44     $201,337    7.657   359.05    586   79.9
New Mexico                              $2,246,008       17     0.49     $132,118    7.557   358.09    601   81.6
New York                               $14,102,715       60     3.11     $235,045    7.227   359.11    589   77.8
North Carolina                          $9,297,801       73     2.05     $127,367    7.987   357.70    591   84.7
North Dakota                               $74,172        1     0.02      $74,172   10.750   359.00    590   98.3
Ohio                                    $6,593,327       62     1.45     $106,344    8.251   356.29    586   85.0
Oklahoma                                $1,579,055       18     0.35      $87,725    8.074   351.43    590   87.9
Oregon                                  $5,011,914       28     1.10     $178,997    7.376   359.13    598   86.4
Pennsylvania                            $7,147,107       62     1.57     $115,276    8.103   357.60    581   80.4
Rhode Island                              $441,790        2     0.10     $220,895    6.789   359.00    591   79.5
South Carolina                          $3,279,217       29     0.72     $113,076    8.309   357.18    575   83.5
South Dakota                              $238,857        3     0.05      $79,619    7.785   359.67    610   91.5
Tennessee                               $4,161,513       38     0.92     $109,513    7.858   355.93    591   85.5
Texas                                  $11,663,690      112     2.57     $104,140    8.181   356.35    589   83.0
Utah                                    $3,434,742       21     0.76     $163,559    7.224   358.00    593   84.4
Vermont                                   $558,269        4     0.12     $139,567    7.238   359.17    588   72.6
Virginia                               $14,373,428       84     3.17     $171,112    7.556   359.04    573   75.1
Washington                             $14,685,874       78     3.24     $188,280    7.055   359.08    592   82.8
West Virginia                           $1,182,046       10     0.26     $118,205    8.531   356.82    587   83.2
Wisconsin                               $2,917,892       24     0.64     $121,579    8.839   358.57    578   84.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-3

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 2

                                                ARM $453,875,908

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Wyoming                                   $253,742        2     0.06     $126,871    7.087   359.67    604   90.0
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                               Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
<= 50.00                               $12,585,167       82     2.77     $153,478    7.002   359.24    581   40.5
50.01 - 55.00                           $6,218,728       34     1.37     $182,904    6.825   358.60    576   52.5
55.01 - 60.00                          $10,551,343       60     2.32     $175,856    7.020   358.70    571   57.8
60.01 - 65.00                          $15,255,795       81     3.36     $188,343    7.071   359.12    579   63.2
65.01 - 70.00                          $25,153,783      139     5.54     $180,962    7.270   359.10    574   68.7
70.01 - 75.00                          $34,696,516      194     7.64     $178,848    7.287   358.00    576   73.9
75.01 - 80.00                         $146,745,276      858    32.33     $171,032    7.157   358.84    600   79.6
80.01 - 85.00                          $73,421,224      427    16.18     $171,947    7.562   358.34    577   84.2
85.01 - 90.00                          $93,500,024      552    20.60     $169,384    7.720   358.56    591   89.5
90.01 - 95.00                          $14,371,289       96     3.17     $149,701    8.360   358.84    590   94.5
95.01 - 100.00                         $21,376,764      148     4.71     $144,438    8.011   359.10    604   99.9
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             $615,000        3     0.14     $205,000    4.861   359.27    610   65.3
5.001 - 5.500                           $9,735,920       41     2.15     $237,461    5.355   359.23    629   74.3
5.501 - 6.000                          $34,829,515      155     7.67     $224,707    5.876   359.17    610   76.3
6.001 - 6.500                          $62,353,522      309    13.74     $201,791    6.333   359.24    608   76.5
6.501 - 7.000                          $81,333,970      439    17.92     $185,271    6.804   359.25    601   78.5
7.001 - 7.500                          $77,879,076      456    17.16     $170,787    7.305   359.18    591   81.0
7.501 - 8.000                          $70,047,635      421    15.43     $166,384    7.790   359.06    581   81.8
8.001 - 8.500                          $46,880,317      307    10.33     $152,705    8.310   358.93    570   83.0
8.501 - 9.000                          $33,066,882      222     7.29     $148,950    8.778   358.63    560   83.6
9.001 - 9.500                          $17,292,662      136     3.81     $127,152    9.298   357.39    560   85.3
9.501 - 10.000                         $10,529,411       83     2.32     $126,860    9.783   357.02    557   84.1
10.001 - 10.500                         $4,551,146       38     1.00     $119,767   10.269   353.94    548   85.0
10.501 - 11.000                         $2,998,118       32     0.66      $93,691   10.763   338.10    555   85.1
11.001 - 11.500                           $561,188        8     0.12      $70,149   11.254   340.55    584   85.5
11.501 - 12.000                           $525,403        7     0.12      $75,058   11.889   333.96    616   89.8
12.001 - 12.500                           $227,147        4     0.05      $56,787   12.147   317.06    545   75.0
12.501 - 13.000                            $89,733        2     0.02      $44,867   12.677   303.00    629   74.1
13.001 - 13.500                            $67,119        2     0.01      $33,560   13.293   302.55    583   84.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-4

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 2

                                                ARM $453,875,908

                                                 Detailed Report



-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
13.501 - 14.000                           $162,668        3     0.04      $54,223   13.898   302.81    519   82.8
> 14.000                                  $129,475        3     0.03      $43,158   15.266   303.93    530   81.3
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                  Property Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
SFR                                   $345,648,443    2,077    76.15     $166,417    7.410   358.56    589   80.2
PUD                                    $63,617,186      339    14.02     $187,661    7.455   359.01    586   81.7
CND                                    $30,702,553      185     6.76     $165,960    7.416   359.06    597   80.5
2 FAM                                  $12,121,918       61     2.67     $198,720    7.393   359.23    590   76.0
CNDP                                      $999,692        6     0.22     $166,615    7.581   358.80    606   82.2
4 FAM                                     $786,117        3     0.17     $262,039    8.189   359.66    563   54.8
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                     Purpose
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
RCO                                   $339,973,475    1,907    74.90     $178,277    7.337   358.85    584   78.5
PUR                                    $95,298,550      644    21.00     $147,979    7.723   358.23    603   85.8
RNC                                    $18,603,883      120     4.10     $155,032    7.339   357.85    600   83.2
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                    Occupancy
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
OO                                    $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
181 - 300                                 $720,337       10     0.16      $72,034    9.377   284.77    546   77.6
301 - 360                             $453,155,572    2,661    99.84     $170,295    7.415   358.80    589   80.2
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-5

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 2

                                                ARM $453,875,908

                                                 Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
FULL                                  $364,884,403    2,211    80.39     $165,031    7.367   358.62    586   81.3
STATED INCOME                          $88,991,505      460    19.61     $193,460    7.627   358.90    601   75.8
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
781 - 800                                 $224,207        2     0.05     $112,103    7.694   358.82    788   80.0
761 - 780                                 $379,699        3     0.08     $126,566    6.668   359.18    770   80.0
741 - 760                                 $754,438        4     0.17     $188,609    6.849   359.21    746   80.0
721 - 740                                 $601,200        3     0.13     $200,400    6.695   359.28    732   80.0
701 - 720                               $1,536,158       10     0.34     $153,616    6.346   359.12    708   74.5
681 - 700                               $4,640,763       28     1.02     $165,742    6.532   357.96    689   76.6
661 - 680                               $8,874,803       53     1.96     $167,449    6.490   359.23    670   77.1
641 - 660                              $13,056,924       92     2.88     $141,923    7.063   357.90    649   74.9
621 - 640                              $66,896,400      365    14.74     $183,278    6.931   358.96    630   82.1
601 - 620                              $83,985,175      477    18.50     $176,070    6.996   358.84    610   82.1
581 - 600                              $94,063,273      539    20.72     $174,514    7.276   358.87    591   82.1
561 - 580                              $67,690,137      410    14.91     $165,098    7.673   358.95    571   80.7
541 - 560                              $50,017,582      318    11.02     $157,288    8.050   358.15    551   80.1
521 - 540                              $36,108,485      219     7.96     $164,879    8.256   358.30    531   76.0
501 - 520                              $23,951,181      137     5.28     $174,826    8.259   358.46    512   72.1
<= 500                                  $1,095,482       11     0.24      $99,589    9.112   343.37    496   75.6
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                      Grade
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
A                                     $342,321,965    1,995    75.42     $171,590    7.335   358.89    594   81.7
A-                                     $34,696,289      221     7.64     $156,997    7.821   357.53    576   79.1
B                                      $44,526,758      266     9.81     $167,394    7.627   358.17    570   77.1
C                                      $24,618,215      139     5.42     $177,109    7.696   358.04    572   70.4
C-                                      $5,607,634       37     1.24     $151,558    7.006   359.29    596   70.5
D                                       $2,105,047       13     0.46     $161,927    7.756   359.29    577   67.1
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-6

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 2

                                                ARM $453,875,908

                                                 Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                 Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
 0                                    $142,184,285      875    31.33     $162,496    7.759   358.83    588   81.4
 6                                         $93,496        2     0.02      $46,748   10.872   288.47    561   79.5
12                                     $18,396,091       93     4.05     $197,807    7.248   359.16    586   78.5
24                                    $165,252,462      898    36.41     $184,023    7.201   358.48    589   79.7
30                                        $166,317        1     0.04     $166,317    9.000   358.00    567   90.0
36                                    $127,783,258      802    28.15     $159,331    7.339   358.75    590   79.9
-----------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                   4               $7,082,416       79     1.56      $89,651    8.809   326.10    562   80.2
19 - 24                23             $167,735,319      870    36.96     $192,799    7.192   359.20    589   79.4
25 - 31                30                 $241,084        2     0.05     $120,542    7.757   354.03    574   72.5
32 - 37                35             $278,817,089    1,720    61.43     $162,103    7.518   359.20    590   80.8
-----------------------------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                  (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                             $242,600        1     0.05     $242,600    7.000   358.00    627   75.0
3.001 - 4.000                           $4,931,959       24     1.09     $205,498    6.798   359.11    591   79.2
4.001 - 5.000                           $9,579,183       51     2.11     $187,827    6.593   357.79    579   65.1
5.001 - 6.000                         $101,143,682      558    22.28     $181,261    6.746   358.52    596   76.9
6.001 - 7.000                         $152,767,765      864    33.66     $176,815    7.106   358.62    596   79.9
7.001 - 8.000                         $117,620,179      715    25.91     $164,504    7.769   358.76    587   82.7
8.001 - 9.000                          $52,780,636      339    11.63     $155,695    8.469   359.01    570   83.4
9.001 - 10.000                         $13,674,268      109     3.01     $125,452    9.364   359.09    555   85.9
10.001 - 11.000                         $1,079,768        9     0.24     $119,974   10.290   358.02    548   87.8
12.001 - 13.000                            $55,868        1     0.01      $55,868   12.100   358.00    534   84.8
-----------------------------------------------------------------------------------------------------------------------------------
6.864                                 $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                             $431,737        2     0.10     $215,869    6.385   359.39    629   72.4
11.001 - 11.500                           $255,709        1     0.06     $255,709    5.300   359.00    688   80.0
11.501 - 12.000                         $4,413,365       21     0.97     $210,160    6.213   357.99    615   75.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-7

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 2

                                                ARM $453,875,908

                                                 Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                        $16,698,084       81     3.68     $206,149    5.800   358.77    622   75.1
12.501 - 13.000                        $48,059,031      231    10.59     $208,048    6.205   359.10    607   76.7
13.001 - 13.500                        $69,751,799      351    15.37     $198,723    6.543   359.22    606   76.8
13.501 - 14.000                        $77,609,716      427    17.10     $181,756    6.963   359.17    596   79.0
14.001 - 14.500                        $73,198,470      439    16.13     $166,739    7.432   359.04    587   81.8
14.501 - 15.000                        $64,322,471      392    14.17     $164,088    7.900   359.19    579   82.5
15.001 - 15.500                        $39,916,612      263     8.79     $151,774    8.393   358.89    567   83.0
15.501 - 16.000                        $26,826,187      182     5.91     $147,397    8.823   359.24    560   83.8
16.001 - 16.500                        $15,055,408      119     3.32     $126,516    9.345   356.64    559   85.7
16.501 - 17.000                         $9,315,643       75     2.05     $124,209    9.852   355.86    557   84.2
17.001 - 17.500                         $3,844,720       32     0.85     $120,147   10.301   353.03    553   85.8
17.501 - 18.000                         $2,414,222       26     0.53      $92,855   10.771   341.46    556   84.7
18.001 - 18.500                           $561,188        8     0.12      $70,149   11.254   340.55    584   85.5
18.501 - 19.000                           $525,403        7     0.12      $75,058   11.889   333.96    616   89.8
19.001 - 19.500                           $227,147        4     0.05      $56,787   12.147   317.06    545   75.0
> 19.500                                  $448,996       10     0.10      $44,900   13.958   303.13    554   80.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap             (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   $4,334,925       21     0.96     $206,425    6.700   357.21    564   79.1
1.500                                 $363,778,703    2,130    80.15     $170,788    7.384   358.76    589   80.5
2.000                                   $4,250,206       30     0.94     $141,674    7.923   356.57    576   81.8
3.000                                  $80,641,822      486    17.77     $165,930    7.587   358.51    590   79.1
6.000                                     $870,252        4     0.19     $217,563    7.242   359.47    595   85.6
-----------------------------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                  $84,650,827      506    18.65     $167,294    7.547   358.23    588   79.3
1.500                                 $368,838,759    2,162    81.26     $170,601    7.388   358.78    589   80.5
2.000                                     $386,322        3     0.09     $128,774    8.209   358.26    576   88.1
-----------------------------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                     2-8

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 2

                                                ARM $453,875,908

                                                 Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                             $431,737        2     0.10     $215,869    6.385   359.39    629   72.4
4.001 - 5.000                             $615,000        3     0.14     $205,000    4.861   359.27    610   65.3
5.001 - 6.000                          $45,673,542      204    10.06     $223,890    5.823   359.00    613   76.0
6.001 - 7.000                         $143,777,412      750    31.68     $191,703    6.606   359.22    604   77.7
7.001 - 8.000                         $148,193,300      879    32.65     $168,593    7.539   359.08    586   81.4
8.001 - 9.000                          $78,322,588      517    17.26     $151,494    8.507   358.99    565   83.3
9.001 - 10.000                         $27,650,454      218     6.09     $126,837    9.484   357.15    559   84.8
> 10.000                                $9,211,875       98     2.03      $93,999   10.805   344.00    556   84.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date           (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                                     $767,165       12     0.17      $63,930   10.042   295.72    577   79.3
11/05                                     $307,451        8     0.07      $38,431   11.482   299.82    557   81.9
12/05                                     $650,187       12     0.14      $54,182   11.951   303.00    589   81.9
01/06                                   $1,319,431       10     0.29     $131,943    8.240   336.56    555   85.9
02/06                                   $2,406,392       21     0.53     $114,590    7.635   335.85    547   75.5
03/06                                   $1,631,789       16     0.36     $101,987    8.665   331.70    574   81.8
04/07                                     $109,555        1     0.02     $109,555    7.125   355.00    555   59.5
05/07                                     $590,940        3     0.13     $196,980    7.946   356.00    564   79.8
06/07                                   $3,933,457       20     0.87     $196,673    7.275   357.14    592   80.9
07/07                                  $23,104,905      123     5.09     $187,845    7.318   358.00    587   82.0
08/07                                  $74,250,317      385    16.36     $192,858    7.220   359.00    587   78.8
09/07                                  $65,746,145      338    14.49     $194,515    7.104   360.00    592   79.0
02/08                                     $117,146        1     0.03     $117,146   10.250   353.00    508   64.6
04/08                                     $123,938        1     0.03     $123,938    5.400   355.00    636   80.0
05/08                                   $1,161,651        5     0.26     $232,330    8.186   356.00    575   73.8
06/08                                   $4,031,048       24     0.89     $167,960    7.181   357.15    605   82.9
07/08                                  $48,306,020      328    10.64     $147,274    7.639   358.02    597   83.4
08/08                                 $115,100,227      693    25.36     $166,090    7.523   359.03    588   81.3
09/08                                 $110,218,143      670    24.28     $164,505    7.466   360.00    588   79.1
-----------------------------------------------------------------------------------------------------------------------------------
                                      $453,875,908    2,671   100.00     $169,927    7.418   358.68    589   80.2
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                     2-9

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                    Group 3

                               ARM $246,123,592

                                Detailed Report

Summary of Loans in Statistical Calculation Pool Range
(As of Calculation Date)

Total Number of Loans                                                           1,039
Total Outstanding Balance                                                $246,123,592
Average Loan Balance                                                         $236,885            $14,300 to $892,000
WA Mortgage Rate                                                               7.338%             4.200% to 14.625%
Net WAC                                                                        6.829%             3.691% to 14.116%
ARM Characteristics
         WA Gross Margin                                                       6.915%             4.200% to 12.000%
         WA Months to First Roll                                                   30                  1 to 36
         WA First Periodic Cap                                                 1.673%             1.000% to 3.000%
         WA Subsequent Periodic Cap                                            1.443%             1.000% to 2.000%
         WA Lifetime Cap                                                      14.227%            11.000% to 21.625%
         WA Lifetime Floor                                                     7.331%             4.200% to 14.625%
WA Original Term (months)                                                         360                360 to 360
WA Remaining Term (months)                                                        358                278 to 360
WA LTV                                                                         83.12%             30.30% to 100.00%
   Percentage of Pool with CLTV > 100%                                          0.00%

   Second Liens w/100% CLTV                                                     0.00%
WA FICO                                                                           598

Secured by (% of pool) 1st Liens                                              100.00%
                       2nd Liens                                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                               72.07%

  Top 5 States:            Top 5 Prop:           Doc Types:       Purpose Codes:   Occ Codes:        Grades:         Orig PP Term
  -------------            -----------           ----------       --------------   ----------        -------         ------------
CA          38.57%      SFR        69.59%    FULL      76.60%    PUR      61.18%  OO     100.00    A     84.10%    0        27.93%
FL           5.74%      PUD        20.14%    STATED    23.40%    RCO      37.71%                   A-     4.57%    12        5.02%
TX           4.94%      CND         7.28%                        RNC       1.11%                   B      6.74%    24       39.28%
NY           3.29%      MNF         1.77%                                                          C      3.58%    30        0.15%
MD           3.22%      2 FAM       0.55%                                                          C-     1.01%    36       27.19%
                                                                                                                   60        0.43%

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-1

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                     Program
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
30Y LIB6M                               $1,569,814        5     0.64     $313,963    6.541   359.11    540   74.8
2/28 LIB6M                             $40,895,063      214    16.62     $191,098    7.741   355.75    587   82.8
2/28 LIB6M - IO - 24                   $59,627,007      175    24.23     $340,726    6.762   359.27    611   82.9
2/28 LIB6M - IO - 60                    $4,280,070       14     1.74     $305,719    6.888   358.44    604   82.8
3/27 LIB6M                             $76,927,297      408    31.26     $188,547    7.765   358.44    588   82.7
3/27 LIB6M - IO - 36                   $59,123,066      209    24.02     $282,885    7.135   359.10    606   84.4
3/27 LIB6M - IO - 60                    $3,701,275       14     1.50     $264,377    7.369   358.51    595   82.9
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                  Original Term
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
ARM 360                               $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                         $33,302        2     0.01      $16,651   14.035   306.00    596   45.7
$25,000.01 - $50,000.00                   $449,932       11     0.18      $40,903    9.794   299.04    562   67.6
$50,000.01 - $75,000.00                 $3,134,036       49     1.27      $63,960    9.506   328.72    574   79.9
$75,000.01 - $100,000.00               $10,062,078      112     4.09      $89,840    8.334   353.00    598   85.5
$100,000.01 - $150,000.00              $28,900,881      233    11.74     $124,038    8.092   358.38    592   86.7
$150,000.01 - $200,000.00              $27,505,446      158    11.18     $174,085    7.707   359.17    601   86.9
$200,000.01 - $250,000.00              $18,192,872       81     7.39     $224,603    7.702   359.18    605   86.7
$250,000.01 - $300,000.00              $17,770,795       65     7.22     $273,397    7.376   359.32    589   84.4
$300,000.01 - $350,000.00               $8,060,961       25     3.28     $322,438    7.470   359.03    615   85.8
$350,000.01 - $400,000.00              $52,664,222      140    21.40     $376,173    7.107   359.19    594   81.6
$400,000.01 - $450,000.00              $29,559,790       69    12.01     $428,403    6.745   359.28    600   81.3
$450,000.01 - $500,000.00              $21,314,345       45     8.66     $473,652    6.761   359.28    598   79.1
$500,000.01 - $550,000.00              $11,046,432       21     4.49     $526,021    6.541   359.04    609   79.8
$550,000.01 - $600,000.00               $9,217,710       16     3.75     $576,107    6.705   359.44    600   78.3
$600,000.01 - $650,000.00               $3,084,019        5     1.25     $616,804    6.638   359.60    607   78.6
$650,000.01 - $700,000.00               $2,044,770        3     0.83     $681,590    7.377   359.00    579   84.2
$700,000.01 - $750,000.00               $2,190,000        3     0.89     $730,000    7.637   358.36    613   81.7
$850,000.01 - $900,000.00                 $892,000        1     0.36     $892,000    6.875   360.00    622   74.3
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-2

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Alabama                                 $2,945,395       19     1.20     $155,021    8.139   358.58    595   90.0
Alaska                                    $451,376        3     0.18     $150,459    7.754   359.62    569   92.4
Arizona                                 $6,956,114       34     2.83     $204,592    7.802   355.17    588   81.3
Arkansas                                  $539,872        5     0.22     $107,974    8.194   352.81    572   94.6
California                             $94,941,290      231    38.57     $411,001    6.697   359.13    601   79.7
Colorado                                $4,009,108       20     1.63     $200,455    6.948   359.51    618   83.9
Connecticut                             $3,908,061       17     1.59     $229,886    7.973   359.21    593   85.0
Delaware                                $1,260,095        7     0.51     $180,014    7.655   354.33    617   79.0
District of Columbia                      $984,000        2     0.40     $492,000    8.308   358.27    595   83.1
Florida                                $14,125,799       62     5.74     $227,835    7.743   358.97    598   83.0
Georgia                                 $6,689,905       41     2.72     $163,168    8.072   357.82    592   86.1
Hawaii                                    $811,200        2     0.33     $405,600    6.470   359.70    618   80.0
Idaho                                   $1,780,707       15     0.72     $118,714    7.958   354.08    602   84.5
Illinois                                $7,339,717       34     2.98     $215,874    7.804   359.16    602   83.2
Indiana                                 $2,532,768       19     1.03     $133,304    8.990   357.48    573   89.2
Iowa                                    $1,533,248       12     0.62     $127,771    8.983   359.16    579   92.3
Kansas                                  $1,380,460        8     0.56     $172,557    7.891   358.71    591   90.3
Kentucky                                  $900,283       10     0.37      $90,028    8.976   353.29    562   88.8
Louisiana                               $1,393,216        9     0.57     $154,802    7.915   357.49    601   90.3
Maine                                     $482,843        4     0.20     $120,711    7.268   359.41    569   78.2
Maryland                                $7,913,766       22     3.22     $359,717    7.310   358.86    587   84.8
Massachusetts                           $3,565,562       13     1.45     $274,274    7.599   359.23    593   83.7
Michigan                                $4,186,200       20     1.70     $209,310    7.741   359.59    586   85.1
Minnesota                               $4,387,483       23     1.78     $190,760    7.853   359.38    608   95.3
Mississippi                             $1,755,833       13     0.71     $135,064    7.533   358.93    605   90.2
Missouri                                $2,843,743       22     1.16     $129,261    8.739   357.90    594   88.8
Montana                                 $1,503,980        8     0.61     $187,998    7.801   356.85    574   85.2
Nebraska                                  $343,884        2     0.14     $171,942    7.070   359.00    665   80.0
Nevada                                  $4,254,853       18     1.73     $236,381    7.477   357.23    601   79.5
New Hampshire                             $768,600        3     0.31     $256,200    6.763   359.46    614   89.9
New Jersey                              $5,280,827       18     2.15     $293,379    7.673   359.06    609   85.4
New Mexico                                $252,601        3     0.10      $84,200    8.602   323.64    595   83.2
New York                                $8,088,298       25     3.29     $323,532    7.386   359.21    593   81.0
North Carolina                          $4,622,488       37     1.88     $124,932    8.288   352.12    578   86.9
North Dakota                              $155,900        1     0.06     $155,900    7.600   360.00    623  100.0
Ohio                                    $3,842,642       34     1.56     $113,019    8.194   353.97    587   85.4
Oklahoma                                $1,028,645        8     0.42     $128,581    7.337   359.30    601   89.3
Oregon                                  $1,909,402        9     0.78     $212,156    7.350   359.46    608   86.1
Pennsylvania                            $3,653,302       17     1.48     $214,900    7.333   357.63    597   88.6
Rhode Island                              $361,250        1     0.15     $361,250    8.050   360.00    571   85.0
South Carolina                          $1,994,935       16     0.81     $124,683    8.392   355.18    589   88.3
South Dakota                              $530,200        4     0.22     $132,550    7.376   360.00    611  100.0
Tennessee                               $3,036,190       22     1.23     $138,009    7.752   358.86    597   87.3
Texas                                  $12,164,638       89     4.94     $136,681    7.700   356.75    602   84.9
Utah                                    $2,469,732       13     1.00     $189,979    7.118   359.23    610   84.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-3

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Virginia                                $4,518,518       13     1.84     $347,578    7.090   359.13    600   85.9
Washington                              $4,434,565       20     1.80     $221,728    7.348   358.60    597   82.0
West Virginia                             $325,640        3     0.13     $108,547    8.384   359.67    589   95.2
Wisconsin                                 $790,937        6     0.32     $131,823    8.789   359.67    582   90.4
Wyoming                                   $173,518        2     0.07      $86,759    9.073   341.22    567   87.4
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                               Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
<= 50.00                                $2,350,925        9     0.96     $261,214    6.414   359.01    606   40.1
50.01 - 55.00                           $2,290,760        6     0.93     $381,793    6.867   358.96    583   53.8
55.01 - 60.00                           $2,712,138       13     1.10     $208,626    7.170   353.43    588   57.1
60.01 - 65.00                           $4,964,669       20     2.02     $248,233    6.990   354.40    576   62.8
65.01 - 70.00                           $6,396,574       25     2.60     $255,863    7.193   356.17    563   68.4
70.01 - 75.00                          $17,748,503       59     7.21     $300,822    7.226   357.69    594   73.9
75.01 - 80.00                          $93,019,529      419    37.79     $222,004    7.045   358.53    605   79.8
80.01 - 85.00                          $29,310,882       91    11.91     $322,098    7.297   358.03    587   84.2
85.01 - 90.00                          $49,796,062      175    20.23     $284,549    7.449   358.73    600   89.6
90.01 - 95.00                          $14,224,775       81     5.78     $175,615    8.521   359.16    586   94.5
95.01 - 100.00                         $23,308,775      141     9.47     $165,310    7.956   359.23    603   99.9
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             $472,000        1     0.19     $472,000    4.200   360.00    636   80.0
4.501 - 5.000                             $965,000        2     0.39     $482,500    4.878   358.88    625   75.5
5.001 - 5.500                           $5,945,677       16     2.42     $371,605    5.345   358.98    614   76.6
5.501 - 6.000                          $22,181,861       57     9.01     $389,155    5.851   359.10    613   78.9
6.001 - 6.500                          $40,401,518      128    16.42     $315,637    6.324   359.16    615   79.8
6.501 - 7.000                          $42,143,290      153    17.12     $275,446    6.792   359.27    603   82.0
7.001 - 7.500                          $37,294,445      149    15.15     $250,298    7.329   359.30    596   83.4
7.501 - 8.000                          $37,567,021      179    15.26     $209,872    7.769   359.11    597   85.6
8.001 - 8.500                          $21,807,985       98     8.86     $222,530    8.308   359.29    580   85.1
8.501 - 9.000                          $18,527,149      104     7.53     $178,146    8.778   357.84    579   88.4
9.001 - 9.500                           $7,460,582       54     3.03     $138,159    9.343   356.30    578   88.0
9.501 - 10.000                          $5,385,230       45     2.19     $119,672    9.800   348.57    571   86.5
10.001 - 10.500                         $2,422,582       18     0.98     $134,588   10.284   351.15    553   88.1
10.501 - 11.000                         $1,777,173       14     0.72     $126,941   10.779   342.15    570   91.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-4

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
11.001 - 11.500                         $1,380,145       14     0.56      $98,582   11.291   330.77    556   84.2
11.501 - 12.000                           $296,642        4     0.12      $74,161   11.785   327.56    514   71.6
13.001 - 13.500                            $14,300        1     0.01      $14,300   13.250   306.00    684   33.3
> 14.000                                   $80,993        2     0.03      $40,496   14.254   302.94    466   58.8
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                  Property Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
SFR                                   $171,283,245      692    69.59     $247,519    7.279   358.90    597   82.9
PUD                                    $49,567,745      200    20.14     $247,839    7.302   359.08    600   83.8
CND                                    $17,907,348       78     7.28     $229,581    7.480   359.45    602   84.8
MNF                                     $4,356,131       55     1.77      $79,202    9.338   324.06    586   72.2
2 FAM                                   $1,354,673        8     0.55     $169,334    7.274   358.42    593   89.8
CNDP                                    $1,298,951        5     0.53     $259,790    7.752   359.29    598   84.1
4 FAM                                     $355,500        1     0.14     $355,500    7.890   360.00    627   90.0
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                     Purpose
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
PUR                                   $150,585,455      784    61.18     $192,073    7.602   358.65    600   85.8
RCO                                    $92,810,034      241    37.71     $385,104    6.903   358.13    595   78.9
RNC                                     $2,728,102       14     1.11     $194,864    7.569   349.90    584   75.5
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                    Occupancy
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
OO                                    $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
181 - 300                               $1,322,989       20     0.54      $66,149    9.827   285.45    575   77.0

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-5

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
301 - 360                             $244,800,603    1,019    99.46     $240,236    7.324   358.75    598   83.2
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
FULL                                  $188,531,055      826    76.60     $228,246    7.267   358.21    594   84.5
STATED INCOME                          $57,592,537      213    23.40     $270,387    7.568   358.84    612   78.6
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
761 - 780                                  $87,936        1     0.04      $87,936    7.620   359.00    774   80.0
741 - 760                                 $805,746        4     0.33     $201,437    7.284   352.61    746   77.1
721 - 740                                 $123,895        1     0.05     $123,895    6.850   359.00    723   80.0
701 - 720                                 $807,570        6     0.33     $134,595    7.260   352.52    710   81.5
681 - 700                               $4,724,654       22     1.92     $214,757    6.468   359.26    688   75.0
661 - 680                               $4,838,529       21     1.97     $230,406    6.490   355.99    669   79.9
641 - 660                               $4,944,811       26     2.01     $190,185    7.124   359.53    649   81.4
621 - 640                              $47,766,600      176    19.41     $271,401    6.899   359.09    630   83.6
601 - 620                              $58,983,140      230    23.96     $256,448    7.101   358.91    610   84.4
581 - 600                              $56,566,812      234    22.98     $241,739    7.264   358.59    590   84.8
561 - 580                              $28,971,513      138    11.77     $209,938    7.841   358.65    571   83.8
541 - 560                              $19,835,725       97     8.06     $204,492    8.104   356.71    550   82.5
521 - 540                               $8,998,158       39     3.66     $230,722    8.361   358.01    532   75.7
501 - 520                               $7,584,719       35     3.08     $216,706    8.341   355.21    512   76.8
<= 500                                  $1,083,785        9     0.44     $120,421    9.121   341.17    486   70.7
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                      Grade
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
A                                     $206,987,402      875    84.10     $236,557    7.306   358.90    599   83.7
A-                                     $11,245,672       52     4.57     $216,263    7.713   353.06    600   80.1
B                                      $16,583,036       64     6.74     $259,110    7.523   356.84    589   80.0
C                                       $8,819,942       38     3.58     $232,104    7.194   355.26    584   77.8
C-                                      $2,487,540       10     1.01     $248,754    7.531   358.36    595   84.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                     3-6

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      Grade
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                 Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
0                                      $68,746,042      311    27.93     $221,048    7.897   358.39    596   84.9
12                                     $12,346,517       50     5.02     $246,930    7.766   359.32    589   80.7
24                                     $96,674,903      372    39.28     $259,879    7.044   358.56    601   83.0
30                                        $371,450        1     0.15     $371,450    7.490   357.00    555   85.0
36                                     $66,919,059      294    27.19     $227,616    7.093   358.42    596   81.9
60                                      $1,065,620       11     0.43      $96,875    8.276   323.47    581   84.9
-----------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                   4               $4,916,999       56     2.00      $87,804    9.153   316.48    560   75.2
19 - 24                23             $102,310,257      367    41.57     $278,775    7.070   359.28    602   83.0
25 - 31                28                 $131,138        1     0.05     $131,138   10.540   352.00    455   75.0
32 - 37                35             $138,765,197      615    56.38     $225,634    7.468   359.17    596   83.5
-----------------------------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                  (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                           $3,766,724       15     1.53     $251,115    5.937   357.82    596   68.7
5.001 - 6.000                          $56,569,570      206    22.98     $274,610    6.657   358.36    600   78.0
6.001 - 7.000                          $82,131,401      315    33.37     $260,735    6.919   357.54    607   81.8
7.001 - 8.000                          $67,226,418      310    27.31     $216,859    7.759   358.95    597   86.8
8.001 - 9.000                          $29,296,178      148    11.90     $197,947    8.504   359.24    579   88.2
9.001 - 10.000                          $6,030,594       39     2.45     $154,631    9.461   358.93    577   92.9
10.001 - 11.000                           $486,448        4     0.20     $121,612   10.679   357.06    526   86.6
11.001 - 12.000                           $616,259        2     0.25     $308,130    9.431   359.04    560   75.9
-----------------------------------------------------------------------------------------------------------------------------------
6.915                                 $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-7

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                           $131,920        1     0.05     $131,920    6.125   359.00    631   80.0
11.001 - 11.500                           $472,000        1     0.19     $472,000    4.200   360.00    636   80.0
11.501 - 12.000                         $1,648,167        5     0.67     $329,633    5.569   358.58    630   78.6
12.001 - 12.500                         $9,835,069       31     4.00     $317,260    5.775   358.81    622   78.6
12.501 - 13.000                        $26,446,064       74    10.75     $357,379    6.019   359.07    611   79.1
13.001 - 13.500                        $43,132,609      136    17.52     $317,152    6.478   359.16    609   79.4
13.501 - 14.000                        $41,306,878      150    16.78     $275,379    6.879   359.18    603   82.1
14.001 - 14.500                        $34,454,756      140    14.00     $246,105    7.436   359.33    596   85.0
14.501 - 15.000                        $35,395,614      174    14.38     $203,423    7.826   359.03    595   85.8
15.001 - 15.500                        $18,486,130       88     7.51     $210,070    8.329   358.78    578   84.4
15.501 - 16.000                        $16,682,312       97     6.78     $171,983    8.805   356.89    581   89.0
16.001 - 16.500                         $7,149,190       50     2.90     $142,984    9.343   357.98    578   88.0
16.501 - 17.000                         $5,073,245       40     2.06     $126,831    9.804   351.11    570   87.2
17.001 - 17.500                         $2,439,588       18     0.99     $135,533   10.316   351.16    551   88.5
17.501 - 18.000                         $1,777,173       14     0.72     $126,941   10.779   342.15    570   91.7
18.001 - 18.500                         $1,300,943       13     0.53     $100,073   11.293   332.76    559   84.4
18.501 - 19.000                           $296,642        4     0.12      $74,161   11.785   327.56    514   71.6
> 19.500                                   $95,293        3     0.04      $31,764   14.103   303.40    498   55.0
-----------------------------------------------------------------------------------------------------------------------------------
14.227                                $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap             (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   $2,052,657        9     0.83     $228,073    6.712   359.18    547   75.6
1.325                                     $238,500        1     0.10     $238,500    7.550   358.00    618   90.0
1.500                                 $214,441,161      909    87.13     $235,909    7.321   358.40    598   83.3
2.000                                     $421,314        3     0.17     $140,438    7.783   357.29    596   90.0
3.000                                  $28,969,959      117    11.77     $247,606    7.497   358.02    596   81.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                  $28,284,830      119    11.49     $237,688    7.440   358.00    593   81.5
1.500                                 $217,642,862      919    88.43     $236,826    7.323   358.41    598   83.3
2.000                                     $195,900        1     0.08     $195,900    8.750   358.00    628   95.0
-----------------------------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                     3-8

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                     Group 3

                                                 ARM $246,123,592

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                           $1,568,920        4     0.64     $392,230    4.779   359.23    629   77.3
5.001 - 6.000                          $28,966,397       75    11.77     $386,219    5.781   359.05    614   78.5
6.001 - 7.000                          $82,156,947      281    33.38     $292,373    6.564   359.18    609   80.9
7.001 - 8.000                          $74,379,762      327    30.22     $227,461    7.555   359.16    596   84.5
8.001 - 9.000                          $40,644,740      207    16.51     $196,351    8.534   358.08    579   86.5
9.001 - 10.000                         $12,497,186       93     5.08     $134,378    9.534   354.90    575   87.7
> 10.000                                $5,909,639       52     2.40     $113,647   10.805   342.45    556   87.2
-----------------------------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date           (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                                     $672,348       11     0.27      $61,123   10.286   292.01    579   75.0
11/05                                     $948,410       12     0.39      $79,034   10.149   289.17    558   79.9
12/05                                     $553,353        7     0.22      $79,050    8.842   320.11    602   71.3
01/06                                   $1,158,485       11     0.47     $105,317    9.205   322.64    542   80.3
02/06                                     $293,860        5     0.12      $58,772   10.274   305.00    543   71.5
03/06                                   $1,290,544       10     0.52     $129,054    7.663   344.83    552   69.9
04/07                                      $90,658        1     0.04      $90,658    7.500   355.00    547   70.0
05/07                                     $129,880        1     0.05     $129,880    9.300   356.00    565   95.0
06/07                                     $390,634        3     0.16     $130,211    8.190   357.31    576   86.7
07/07                                  $18,544,543       66     7.53     $280,978    7.007   358.00    603   85.5
08/07                                  $34,938,459      118    14.20     $296,089    6.921   359.00    602   81.8
09/07                                  $48,216,083      178    19.59     $270,877    7.186   360.00    601   82.9
01/08                                     $131,138        1     0.05     $131,138   10.540   352.00    455   75.0
05/08                                     $246,415        1     0.10     $246,415    8.250   356.00    624   85.0
06/08                                   $3,646,873       14     1.48     $260,491    7.105   357.05    612   89.2
07/08                                  $26,230,281      118    10.66     $222,291    7.442   358.02    599   84.8
08/08                                  $51,318,043      233    20.85     $220,249    7.484   359.00    592   83.3
09/08                                  $57,323,586      249    23.29     $230,215    7.486   360.00    598   82.7
-----------------------------------------------------------------------------------------------------------------------------------
                                      $246,123,592    1,039   100.00     $236,885    7.338   358.36    598   83.1
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-9

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials for
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                          Range
(As of Calculation Date)                                                                  -----

Total Number of Loans                                            3,710
Total Outstanding Balance                                 $699,999,500
Average Loan Balance                                          $188,679               $9,219 to $892,000
WA Mortgage Rate                                                7.390%               4.200% to 15.875%
Net WAC                                                         6.881%               3.691% to 15.366%
ARM Characteristics
        WA Gross Margin                                         6.895%               3.000% to 12.100%
        WA Months to First Roll                                     30                    1 to 36
        WA First Periodic Cap                                   1.739%               1.000% to 6.000%
        WA Subsequent Periodic Cap                              1.420%               1.000% to 2.000%
        WA Lifetime Cap                                        14.232%               8.500% to 22.875%
        WA Lifetime Floor                                       7.377%               1.500% to 15.875%
WA Original Term (months)                                          360                  360 to 360
WA Remaining Term (months)                                         359                  269 to 360
WA LTV                                                          81.25%                6.99% to 100.00%
   Percentage of Pool with CLTV > 100%                           0.00%

   Second Liens w/100% CLTV                                      0.00%
WA FICO                                                            592

Secured by (% of pool)       1st Liens                         100.00%
                             2nd Liens                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                69.87%


  Top 5 States:            Top 5 Prop:           Doc Types:       Purpose Codes:   Occ Codes:        Grades:         Orig PP Term
  -------------            -----------           ----------       --------------   ----------        -------         ------------
CA          27.58%      SFR        73.85%    FULL      79.06%    RCO      61.83%  OO     100.00    A     78.47%    0        30.13%
FL           7.53%      PUD        16.17%    STATED    20.94%    PUR      35.13%                   A-     6.56%    6         0.01%
AZ           4.49%      CND         6.94%                        RNC       3.05%                   B      8.73%    12        4.39%
IL           4.37%      2 FAM       1.93%                                                          C      4.78%    24       37.42%
GA           4.01%      MNF         0.62%                                                          C-     1.16%    30        0.08%
                                                                                                   D      0.30%    36       27.81%
                                                                                                                   60        0.15%

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                 Groups 2 & 3

                               ARM $699,999,500

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                     Program
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
30Y LIB6M                               $4,655,941       18     0.67     $258,663    6.475   359.04    547   77.6
2/28 LIB6M                            $141,052,985      827    20.15     $170,560    7.624   356.92    581   79.6
2/28 LIB6M - IO - 24                  $125,267,745      467    17.90     $268,239    6.774   359.20    607   81.9
2/28 LIB6M - IO - 60                    $9,481,234       36     1.35     $263,368    7.072   358.65    606   82.0
3/27 LIB6M                            $282,925,337    1,764    40.42     $160,389    7.726   358.84    584   81.0
3/27 LIB6M - IO - 36                  $127,633,883      556    18.23     $229,557    7.056   359.12    606   83.1
3/27 LIB6M - IO - 60                    $8,982,375       42     1.28     $213,866    7.281   358.62    605   80.8
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                  Original Term
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
aRM 360                               $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        $168,191        9     0.02      $18,688   11.740   300.49    585   67.6
$25,000.01 - $50,000.00                 $1,532,723       38     0.22      $40,335   10.343   311.59    569   72.5
$50,000.01 - $75,000.00                $12,180,337      188     1.74      $64,789    8.957   344.88    589   80.1
$75,000.01 - $100,000.00               $40,156,281      450     5.74      $89,236    8.139   356.64    589   82.4
$100,000.01 - $150,000.00             $124,332,021      999    17.76     $124,456    7.815   358.57    588   83.0
$150,000.01 - $200,000.00             $127,973,617      733    18.28     $174,589    7.487   359.08    590   81.5
$200,000.01 - $250,000.00              $96,603,986      430    13.80     $224,660    7.374   359.21    592   80.4
$250,000.01 - $300,000.00              $90,914,137      333    12.99     $273,015    7.106   359.28    592   79.2
$300,000.01 - $350,000.00              $67,277,237      208     9.61     $323,448    7.025   359.15    595   82.3
$350,000.01 - $400,000.00              $59,511,905      159     8.50     $374,289    7.097   359.21    592   81.7
$400,000.01 - $450,000.00              $29,559,790       69     4.22     $428,403    6.745   359.28    600   81.3
$450,000.01 - $500,000.00              $21,314,345       45     3.04     $473,652    6.761   359.28    598   79.1
$500,000.01 - $550,000.00              $11,046,432       21     1.58     $526,021    6.541   359.04    609   79.8
$550,000.01 - $600,000.00               $9,217,710       16     1.32     $576,107    6.705   359.44    600   78.3
$600,000.01 - $650,000.00               $3,084,019        5     0.44     $616,804    6.638   359.60    607   78.6
$650,000.01 - $700,000.00               $2,044,770        3     0.29     $681,590    7.377   359.00    579   84.2
$700,000.01 - $750,000.00               $2,190,000        3     0.31     $730,000    7.637   358.36    613   81.7
$850,000.01 - $900,000.00                 $892,000        1     0.13     $892,000    6.875   360.00    622   74.3
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Alabama                                 $7,439,502       56     1.06     $132,848    7.906   358.74    590   88.4
Alaska                                  $1,251,720        8     0.18     $156,465    7.662   359.43    579   88.1
Arizona                                $31,453,168      174     4.49     $180,765    7.396   358.27    588   80.6
Arkansas                                $1,648,820       16     0.24     $103,051    8.694   355.77    575   91.1
California                            $193,090,928      628    27.58     $307,470    6.719   359.09    596   77.4
Colorado                               $14,611,756       79     2.09     $184,959    6.971   359.26    599   83.0
Connecticut                            $10,911,854       56     1.56     $194,855    7.619   358.90    588   83.3
Delaware                                $2,480,315       15     0.35     $165,354    7.525   356.79    595   79.8
District of Columbia                    $3,417,120       14     0.49     $244,080    7.532   357.75    603   76.0
Florida                                $52,678,339      301     7.53     $175,011    7.672   359.23    588   80.7
Georgia                                $28,094,362      194     4.01     $144,816    8.049   358.60    594   85.5
Hawaii                                  $3,912,653       14     0.56     $279,475    7.316   359.45    600   81.9
Idaho                                   $4,182,405       34     0.60     $123,012    7.662   355.57    597   84.9
Illinois                               $30,614,730      179     4.37     $171,032    7.572   359.09    596   82.3
Indiana                                 $5,306,427       47     0.76     $112,903    8.635   353.76    584   88.0
Iowa                                    $3,802,593       35     0.54     $108,646    8.644   358.56    592   90.1
Kansas                                  $3,304,453       26     0.47     $127,094    8.496   356.87    587   89.9
Kentucky                                $3,065,038       30     0.44     $102,168    8.273   356.10    584   87.0
Louisiana                               $3,968,746       30     0.57     $132,292    7.987   357.35    587   86.4
Maine                                   $1,404,774        9     0.20     $156,086    6.810   358.89    586   76.9
Maryland                               $26,110,083      120     3.73     $217,584    7.434   359.18    580   80.9
Massachusetts                          $18,821,860       78     2.69     $241,306    7.276   359.18    591   78.8
Michigan                               $15,608,671      109     2.23     $143,199    7.913   357.95    583   84.9
Minnesota                              $16,615,540       89     2.37     $186,691    7.382   359.28    602   87.4
Mississippi                             $2,560,521       23     0.37     $111,327    7.824   358.30    592   89.1
Missouri                                $8,717,056       70     1.25     $124,529    8.309   358.69    588   85.8
Montana                                 $2,192,413       13     0.31     $168,647    7.579   357.70    583   80.8
Nebraska                                  $745,377        6     0.11     $124,230    7.115   359.45    640   80.7
Nevada                                 $14,641,502       67     2.09     $218,530    7.302   358.22    593   79.2
New Hampshire                           $4,335,712       21     0.62     $206,462    7.130   359.53    599   83.3
New Jersey                             $25,414,498      118     3.63     $215,377    7.660   359.06    591   81.1
New Mexico                              $2,498,608       20     0.36     $124,930    7.663   354.61    601   81.7
New York                               $22,191,013       85     3.17     $261,071    7.285   359.15    590   78.9
North Carolina                         $13,920,290      110     1.99     $126,548    8.087   355.84    587   85.4
North Dakota                              $230,072        2     0.03     $115,036    8.616   359.68    612   99.4
Ohio                                   $10,435,969       96     1.49     $108,708    8.230   355.44    586   85.1
Oklahoma                                $2,607,700       26     0.37     $100,296    7.783   354.54    595   88.5
Oregon                                  $6,921,316       37     0.99     $187,063    7.369   359.22    601   86.3
Pennsylvania                           $10,800,409       79     1.54     $136,714    7.843   357.61    586   83.2
Rhode Island                              $803,040        3     0.11     $267,680    7.357   359.45    582   82.0
South Carolina                          $5,274,152       45     0.75     $117,203    8.341   356.42    580   85.3
South Dakota                              $769,057        7     0.11     $109,865    7.503   359.90    611   97.4
Tennessee                               $7,197,703       60     1.03     $119,962    7.813   357.17    594   86.2
Texas                                  $23,828,329      201     3.40     $118,549    7.935   356.56    596   84.0
Utah                                    $5,904,474       34     0.84     $173,661    7.180   358.52    600   84.6


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
Vermont                                   $558,269        4     0.08     $139,567    7.238   359.17    588   72.6
Virginia                               $18,891,946       97     2.70     $194,762    7.445   359.07    579   77.7
Washington                             $19,120,439       98     2.73     $195,107    7.123   358.97    593   82.6
West Virginia                           $1,507,686       13     0.22     $115,976    8.499   357.44    588   85.8
Wisconsin                               $3,708,829       30     0.53     $123,628    8.828   358.80    579   85.6
Wyoming                                   $427,261        4     0.06     $106,815    7.894   352.18    589   89.0
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                               Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
<= 50.00                               $14,936,092       91     2.13     $164,133    6.909   359.21    584   40.4
50.01 - 55.00                           $8,509,487       40     1.22     $212,737    6.836   358.70    578   52.8
55.01 - 60.00                          $13,263,481       73     1.89     $181,692    7.050   357.62    575   57.7
60.01 - 65.00                          $20,220,464      101     2.89     $200,203    7.051   357.96    578   63.1
65.01 - 70.00                          $31,550,357      164     4.51     $192,380    7.254   358.51    571   68.6
70.01 - 75.00                          $52,445,019      253     7.49     $207,293    7.266   357.89    582   73.9
75.01 - 80.00                         $239,764,806    1,277    34.25     $187,756    7.114   358.72    602   79.7
80.01 - 85.00                         $102,732,106      518    14.68     $198,325    7.486   358.25    580   84.2
85.01 - 90.00                         $143,296,086      727    20.47     $197,106    7.626   358.62    594   89.5
90.01 - 95.00                          $28,596,064      177     4.09     $161,560    8.440   359.00    588   94.5
95.01 - 100.00                         $44,685,539      289     6.38     $154,621    7.983   359.17    603   99.9
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             $472,000        1     0.07     $472,000    4.200   360.00    636   80.0
4.501 - 5.000                           $1,580,000        5     0.23     $316,000    4.871   359.03    619   71.6
5.001 - 5.500                          $15,681,597       57     2.24     $275,116    5.352   359.13    624   75.2
5.501 - 6.000                          $57,011,377      212     8.14     $268,922    5.866   359.14    611   77.3
6.001 - 6.500                         $102,755,040      437    14.68     $235,137    6.330   359.21    611   77.8
6.501 - 7.000                         $123,477,259      592    17.64     $208,576    6.800   359.26    602   79.7
7.001 - 7.500                         $115,173,521      605    16.45     $190,369    7.313   359.22    592   81.8
7.501 - 8.000                         $107,614,656      600    15.37     $179,358    7.782   359.08    587   83.1
8.001 - 8.500                          $68,688,302      405     9.81     $169,601    8.309   359.04    573   83.7
8.501 - 9.000                          $51,594,030      326     7.37     $158,264    8.778   358.35    567   85.3
9.001 - 9.500                          $24,753,244      190     3.54     $130,280    9.311   357.07    566   86.1
9.501 - 10.000                         $15,914,641      128     2.27     $124,333    9.789   354.16    562   84.9
10.001 - 10.500                         $6,973,728       56     1.00     $124,531   10.274   352.97    550   86.1

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
10.501 - 11.000                         $4,775,292       46     0.68     $103,811   10.769   339.61    561   87.6
11.001 - 11.500                         $1,941,333       22     0.28      $88,242   11.280   333.60    564   84.6
11.501 - 12.000                           $822,045       11     0.12      $74,731   11.852   331.66    579   83.2
12.001 - 12.500                           $227,147        4     0.03      $56,787   12.147   317.06    545   75.0
12.501 - 13.000                            $89,733        2     0.01      $44,867   12.677   303.00    629   74.1
13.001 - 13.500                            $81,419        3     0.01      $27,140   13.286   303.16    601   75.8
13.501 - 14.000                           $162,668        3     0.02      $54,223   13.898   302.81    519   82.8
> 14.000                                  $210,468        5     0.03      $42,094   14.877   303.55    505   72.6
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                  Property Type
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
SFR                                   $516,931,688    2,769    73.85     $186,685    7.367   358.67    591   81.1
PUD                                   $113,184,931      539    16.17     $209,991    7.388   359.04    592   82.6
CND                                    $48,609,900      263     6.94     $184,829    7.439   359.21    599   82.1
2 FAM                                  $13,476,590       69     1.93     $195,313    7.381   359.15    590   77.4
MNF                                     $4,356,131       55     0.62      $79,202    9.338   324.06    586   72.2
CNDP                                    $2,298,643       11     0.33     $208,968    7.678   359.07    601   83.3
4 FAM                                   $1,141,617        4     0.16     $285,404    8.096   359.77    583   65.8
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                     Purpose
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
RCO                                   $432,783,509    2,148    61.83     $201,482    7.244   358.70    587   78.6
PUR                                   $245,884,006    1,428    35.13     $172,188    7.649   358.49    601   85.8
RNC                                    $21,331,985      134     3.05     $159,194    7.369   356.84    598   82.2
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                    Occupancy
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
OO                                    $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
181 - 300                               $2,043,326       30     0.29      $68,111    9.668   285.21    565   77.2
301 - 360                             $697,956,174    3,680    99.71     $189,662    7.383   358.78    592   81.3
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
FULL                                  $553,415,458    3,037    79.06     $182,224    7.333   358.48    589   82.4
STATED INCOME                         $146,584,042      673    20.94     $217,807    7.604   358.88    605   76.9
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
781 - 800                                 $224,207        2     0.03     $112,103    7.694   358.82    788   80.0
761 - 780                                 $467,636        4     0.07     $116,909    6.847   359.15    770   80.0
741 - 760                               $1,560,184        8     0.22     $195,023    7.074   355.80    746   78.5
721 - 740                                 $725,095        4     0.10     $181,274    6.721   359.23    731   80.0
701 - 720                               $2,343,727       16     0.33     $146,483    6.661   356.85    709   76.9
681 - 700                               $9,365,417       50     1.34     $187,308    6.500   358.61    689   75.8
661 - 680                              $13,713,332       74     1.96     $185,315    6.490   358.09    670   78.1
641 - 660                              $18,001,734      118     2.57     $152,557    7.080   358.35    649   76.7
621 - 640                             $114,663,001      541    16.38     $211,946    6.918   359.02    630   82.7
601 - 620                             $142,968,315      707    20.42     $202,218    7.039   358.87    610   83.0
581 - 600                             $150,630,084      773    21.52     $194,864    7.272   358.77    590   83.1
561 - 580                              $96,661,650      548    13.81     $176,390    7.723   358.86    571   81.7
541 - 560                              $69,853,307      415     9.98     $168,321    8.065   357.74    551   80.8
521 - 540                              $45,106,644      258     6.44     $174,832    8.277   358.24    531   75.9
501 - 520                              $31,535,900      172     4.51     $183,348    8.279   357.68    512   73.2
<= 500                                  $2,179,267       20     0.31     $108,963    9.116   342.27    491   73.2
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                      Grade
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
A                                     $549,309,367    2,870    78.47     $191,397    7.324   358.90    596   82.5
A-                                     $45,941,961      273     6.56     $168,286    7.795   356.44    582   79.4
B                                      $61,109,794      330     8.73     $185,181    7.599   357.81    575   77.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------
                                                      Grade
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
C                                      $33,438,158      177     4.78     $188,916    7.563   357.31    575   72.3
C-                                      $8,095,174       47     1.16     $172,238    7.168   359.00    596   74.8
D                                       $2,105,047       13     0.30     $161,927    7.756   359.29    577   67.1
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                 Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------
0                                     $210,930,327    1,186    30.13     $177,850    7.804   358.69    591   82.5
6                                          $93,496        2     0.01      $46,748   10.872   288.47    561   79.5
12                                     $30,742,608      143     4.39     $214,983    7.456   359.23    587   79.4
24                                    $261,927,365    1,270    37.42     $206,242    7.143   358.51    593   80.9
30                                        $537,767        2     0.08     $268,884    7.957   357.31    559   86.5
36                                    $194,702,316    1,096    27.81     $177,648    7.254   358.64    592   80.6
60                                      $1,065,620       11     0.15      $96,875    8.276   323.47    581   84.9
-----------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                   4              $11,999,415      135     1.71      $88,885    8.950   322.16    561   78.2
19 - 24                23             $270,045,576    1,237    38.58     $218,307    7.146   359.23    594   80.7
25 - 31                29                 $372,222        3     0.05     $124,074    8.737   353.31    532   73.4
32 - 37                35             $417,582,287    2,335    59.65     $178,836    7.502   359.19    592   81.7
-----------------------------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                  (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                             $242,600        1     0.03     $242,600    7.000   358.00    627   75.0
3.001 - 4.000                           $4,931,959       24     0.70     $205,498    6.798   359.11    591   79.2
4.001 - 5.000                          $13,345,907       66     1.91     $202,211    6.408   357.80    584   66.1
5.001 - 6.000                         $157,713,252      764    22.53     $206,431    6.714   358.46    598   77.3
6.001 - 7.000                         $234,899,165    1,179    33.56     $199,236    7.040   358.24    600   80.6
7.001 - 8.000                         $184,846,597    1,025    26.41     $180,338    7.766   358.83    590   84.2
8.001 - 9.000                          $82,076,814      487    11.73     $168,536    8.482   359.09    573   85.1
9.001 - 10.000                         $19,704,861      148     2.81     $133,141    9.394   359.05    562   88.1
10.001 - 11.000                         $1,566,215       13     0.22     $120,478   10.411   357.72    541   87.4


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                  (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                           $616,259        2     0.09     $308,130    9.431   359.04    560   75.9
12.001 - 13.000                            $55,868        1     0.01      $55,868   12.100   358.00    534   84.8
-----------------------------------------------------------------------------------------------------------------------------------
6.895                                 $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                             $431,737        2     0.06     $215,869    6.385   359.39    629   72.4
10.501 - 11.000                           $131,920        1     0.02     $131,920    6.125   359.00    631   80.0
11.001 - 11.500                           $727,709        2     0.10     $363,855    4.587   359.65    654   80.0
11.501 - 12.000                         $6,061,531       26     0.87     $233,136    6.038   358.15    619   76.6
12.001 - 12.500                        $26,533,152      112     3.79     $236,903    5.791   358.79    622   76.4
12.501 - 13.000                        $74,505,096      305    10.64     $244,279    6.139   359.09    608   77.6
13.001 - 13.500                       $112,884,408      487    16.13     $231,795    6.518   359.20    607   77.8
13.501 - 14.000                       $118,916,594      577    16.99     $206,095    6.934   359.17    598   80.1
14.001 - 14.500                       $107,653,226      579    15.38     $185,930    7.433   359.13    590   82.8
14.501 - 15.000                        $99,718,084      566    14.25     $176,180    7.874   359.13    585   83.7
15.001 - 15.500                        $58,402,742      351     8.34     $166,390    8.372   358.85    570   83.4
15.501 - 16.000                        $43,508,499      279     6.22     $155,944    8.816   358.34    568   85.8
16.001 - 16.500                        $22,204,598      169     3.17     $131,388    9.344   357.07    565   86.4
16.501 - 17.000                        $14,388,888      115     2.06     $125,121    9.835   354.18    562   85.2
17.001 - 17.500                         $6,284,308       50     0.90     $125,686   10.307   352.30    552   86.8
17.501 - 18.000                         $4,191,396       40     0.60     $104,785   10.774   341.75    562   87.7
18.001 - 18.500                         $1,862,131       21     0.27      $88,673   11.282   335.11    567   84.8
18.501 - 19.000                           $822,045       11     0.12      $74,731   11.852   331.66    579   83.2
19.001 - 19.500                           $227,147        4     0.03      $56,787   12.147   317.06    545   75.0
> 19.500                                  $544,288       13     0.08      $41,868   13.984   303.18    544   76.4
-----------------------------------------------------------------------------------------------------------------------------------
14.232                                $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap             (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   $6,387,582       30     0.91     $212,919    6.704   357.84    559   78.0
1.325                                     $238,500        1     0.03     $238,500    7.550   358.00    618   90.0
1.500                                 $578,219,865    3,039    82.60     $190,266    7.361   358.62    593   81.5
2.000                                   $4,671,520       33     0.67     $141,561    7.911   356.64    578   82.6
3.000                                 $109,611,781      603    15.66     $181,777    7.563   358.38    592   79.8
6.000                                     $870,252        4     0.12     $217,563    7.242   359.47    595   85.6


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap             (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                 $112,935,657      625    16.13     $180,697    7.520   358.18    590   79.8
1.500                                 $586,481,621    3,081    83.78     $190,354    7.364   358.64    592   81.5
2.000                                     $582,222        4     0.08     $145,556    8.391   358.17    593   90.4
-----------------------------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                             $431,737        2     0.06     $215,869    6.385   359.39    629   72.4
4.001 - 5.000                           $2,183,920        7     0.31     $311,989    4.802   359.24    623   73.9
5.001 - 6.000                          $74,639,939      279    10.66     $267,527    5.807   359.02    613   77.0
6.001 - 7.000                         $225,934,359    1,031    32.28     $219,141    6.591   359.21    606   78.9
7.001 - 8.000                         $222,573,062    1,206    31.80     $184,555    7.544   359.11    590   82.4
8.001 - 9.000                         $118,967,328      724    17.00     $164,320    8.516   358.68    570   84.4
9.001 - 10.000                         $40,147,640      311     5.74     $129,092    9.500   356.45    564   85.7
> 10.000                               $15,121,515      150     2.16     $100,810   10.805   343.39    556   85.8
-----------------------------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date           (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                                   $1,439,513       23     0.21      $62,588   10.156   293.99    578   77.3
11/05                                   $1,255,861       20     0.18      $62,793   10.475   291.78    558   80.4
12/05                                   $1,203,539       19     0.17      $63,344   10.522   310.87    595   77.0
01/06                                   $2,477,916       21     0.35     $117,996    8.691   330.05    549   83.3
02/06                                   $2,700,252       26     0.39     $103,856    7.923   332.50    547   75.1
03/06                                   $2,922,334       26     0.42     $112,397    8.223   337.50    565   76.6
04/07                                     $200,213        2     0.03     $100,106    7.295   355.00    551   64.2
05/07                                     $720,820        4     0.10     $180,205    8.190   356.00    564   82.6
06/07                                   $4,324,091       23     0.62     $188,004    7.358   357.15    590   81.4
07/07                                  $41,649,448      189     5.95     $220,367    7.180   358.00    594   83.5
08/07                                 $109,188,776      503    15.60     $217,075    7.124   359.00    592   79.8
09/07                                 $113,962,228      516    16.28     $220,857    7.139   360.00    596   80.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------                                     Computational Materials for
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-11
----------------------------------------------------------------------------------------------------

                                                   Groups 2 & 3

                                                 ARM $699,999,500

                                                 Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date           (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT        # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                             BALANCE       LOANS    TOTAL     BALANCE      WAC     TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
01/08                                     $131,138        1     0.02     $131,138   10.540   352.00    455   75.0
02/08                                     $117,146        1     0.02     $117,146   10.250   353.00    508   64.6
04/08                                     $123,938        1     0.02     $123,938    5.400   355.00    636   80.0
05/08                                   $1,408,066        6     0.20     $234,678    8.198   356.00    583   75.8
06/08                                   $7,677,921       38     1.10     $202,051    7.145   357.10    608   85.9
07/08                                  $74,536,301      446    10.65     $167,122    7.570   358.02    597   83.9
08/08                                 $166,418,270      926    23.77     $179,717    7.511   359.02    589   81.9
09/08                                 $167,541,728      919    23.93     $182,309    7.473   360.00    591   80.3
-----------------------------------------------------------------------------------------------------------------------------------
                                      $699,999,500    3,710   100.00     $188,679    7.390   358.57    592   81.3
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.